Ex 10.32

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               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

                                       OF

                      TRIDENT III PROFESSIONALS FUND, L.P.

                 (A Cayman Islands Exempted Limited Partnership)

               This Amended and Restated Limited Partnership Agreement of Trident III Professionals Fund, L.P., dated December 18, 2003, amends and restates the Limited Partnership Agreement of Trident III Professionals Fund, L.P., dated October 22, 2003







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                                TABLE OF CONTENTS
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SECTION                                                                                               PAGE
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SECTION 1
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ORGANIZATION; ETC........................................................................................1

   1.1  Amendment and Restatement of the Initial Agreement; Filings, etc.................................1
   1.2  Name and Offices.................................................................................2
   1.3  Purposes.........................................................................................2
   1.4  Term.............................................................................................3
   1.5  Fiscal Year......................................................................................3
   1.6  Partnership Powers...............................................................................3

SECTION 2

THE GENERAL PARTNER......................................................................................4

   2.1  Management.......................................................................................4
   2.2  Limitations on the General Partner...............................................................5
   2.3  Reliance by Third Parties........................................................................5
   2.4  Expenses.........................................................................................5
   2.5  Liability of the General Partner and the Manager.................................................5
   2.6  Conflicts of Interest............................................................................6
   2.7  Transfer or Withdrawal by the General Partner....................................................7
   2.8  Certain Other Relationships......................................................................8

SECTION 3

LIMITED PARTNERS.........................................................................................8

   3.1  Limited Partners.................................................................................8
   3.2  No Participation in Management, etc..............................................................8
   3.3  Limitation of Liability..........................................................................8
   3.4  No Priority, etc.................................................................................9

SECTION 4

INVESTMENTS..............................................................................................9

   4.1  Investments in Portfolio Companies...............................................................9
   4.2  Temporary Investments...........................................................................10
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SECTION 5

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CAPITAL CONTRIBUTIONS; CAPITAL COMMITMENTS..............................................................10

   5.1  Capital Contributions and Capital Commitments of the Partners...................................10
   5.2  Excused Investments.............................................................................11
   5.3  Defaulting Limited Partners.....................................................................12
   5.4  Termination of Employment (other than Tier 1 Limited Partners)..................................14
   5.5  Termination of a Tier 1 Limited Partner.........................................................16
   5.6  Special Consequences of Termination of Any Profits Limited Partner..............................17
   5.7  Further Actions.................................................................................17

SECTION 6

CAPITAL ACCOUNTS; DISTRIBUTIONS; ALLOCATIONS; WITHHOLDING...............................................18

   6.1  Capital Accounts................................................................................18
   6.2  Adjustments to Capital Accounts.................................................................18
   6.3  Distributions...................................................................................18
   6.4  Tax Distributions...............................................................................19
   6.5  Other Provisions................................................................................19
   6.6  Distributions of Securities.....................................................................20
   6.7  Negative Capital Accounts.......................................................................20
   6.8  No Withdrawal of Capital........................................................................20
   6.9  Allocations.....................................................................................20
   6.10  Tax Matters....................................................................................20
   6.11  Withholding Taxes..............................................................................21
   6.12  Clawback by Profits Limited Partners...........................................................23
   6.13  Final Distribution.............................................................................23

SECTION 7

THE MANAGER.............................................................................................23

SECTION 8

BANKING; ACCOUNTING; BOOKS AND RECORDS; ADMINISTRATIVE SERVICES.........................................24

   8.1  Banking.........................................................................................24
   8.2  Maintenance of Books and Records; Access........................................................24
   8.3  Partnership Tax Returns.........................................................................25
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   8.4  Valuation.......................................................................................25

SECTION 9

REPORTS TO PARTNERS.....................................................................................25

   9.1  Independent Auditors............................................................................25
   9.2  Reports to Current Partners.....................................................................25
   9.3  United States Federal Income Tax Information....................................................26
   9.4  Additional Information..........................................................................26

SECTION 10

INDEMNIFICATION OF COVERED PERSONS......................................................................26

   10.1  Indemnification of Covered Persons.............................................................26
   10.2  Expenses, etc..................................................................................28
   10.3  Notices of Claims, etc.........................................................................28
   10.4  No Waiver......................................................................................28
   10.5  Covered Persons May Rely and Enforce...........................................................29

SECTION 11

TRANSFER OF LIMITED PARTNERSHIP INTERESTS; WITHDRAWAL OF LIMITED PARTNERS...............................29

   11.1  Admission, Substitution and Withdrawal of Limited Partners; Assignment.........................29
   11.2  Additional Limited Partners....................................................................32

SECTION 12

DEATH, INCOMPETENCY OR BANKRUPTCY OR DISSOLUTION OF PARTNERS............................................35

   12.1  Bankruptcy, Dissolution of the General Partner.................................................35
   12.2  Death, Incompetence, Bankruptcy, Dissolution or Withdrawal of a Limited Partner................35

SECTION 13

DURATION AND TERMINATION OF PARTNERSHIP.................................................................35

   13.1  Duration.......................................................................................35
   13.2  Distribution Upon Dissolution..................................................................36
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   13.3  Distributions in Cash or in Kind...............................................................37
   13.4  Time for Liquidation, etc......................................................................38
   13.5  General Partner and Manager Not Personally Liable for Return of Capital Contributions..........38
   13.6  Reorganization of the Partnership..............................................................38

SECTION 14

DEFINITIONS.............................................................................................41


Section 15

AMENDMENTS; POWER OF ATTORNEY...........................................................................49

   15.1  Amendments.....................................................................................49
   15.2  Power of Attorney..............................................................................50
   15.3  Further Actions of the Limited Partners........................................................53

Section 16

MISCELLANEOUS PROVISIONS................................................................................53

   16.1  Notices........................................................................................53
   16.2  Counterparts...................................................................................54
   16.3  Table of Contents and Headings.................................................................54
   16.4  Successors and Assigns.........................................................................54
   16.5  Severability...................................................................................54
   16.6  Non-Waiver.....................................................................................54
   16.7  Applicable Law (Submission to Jurisdiction)....................................................54
   16.8  Confidentiality................................................................................54
   16.9  Survival of Certain Provisions.................................................................55
   16.10  Waiver of Partition...........................................................................55
   16.11  Entire Agreement..............................................................................55
   16.12  Currency......................................................................................56
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         This Amended and Restated Limited Partnership Agreement (as from time to time amended, supplemented or restated, this "AGREEMENT") of TRIDENT III
PROFESSIONALS FUND, L.P., a Cayman Islands exempted limited partnership (the
"PARTNERSHIP"), is made and entered into on December 18, 2003, for the purpose of amending and restating the Limited Partnership Agreement of the Partnership,
dated October 22, 2003 (the "INITIAL AGREEMENT"). Capitalized terms used herein without definition have the meanings specified in Section 14.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Partnership is an exempted limited partnership, organized under the laws of the Cayman Islands pursuant to the Partnership Law, originally between the General Partner and the Initial Limited Partner;

         WHEREAS, the Partnership was constituted pursuant to the Initial Agreement, and the General Partner made such registrations with the Registrar of Exempted Limited Partnerships in the Cayman Islands as were necessary to effect the registration of the Partnership as an exempted limited partnership under the Partnership Law;

             NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement, the parties hereto hereby agree as follows:

                                    SECTION 1

                               ORGANIZATION; ETC.

         1.1 AMENDMENT AND RESTATEMENT OF THE INITIAL AGREEMENT; FILINGS, ETC.
(a) GENERAL. The General Partner, the Initial Limited Partner and the Persons from time to time listed in the Partnership Register as limited partners of the Partnership (in their capacities as limited partners of the Partnership, the "LIMITED PARTNERS", and the General Partner and the Limited Partners being herein referred to collectively as the "PARTNERS", both such terms to include any Person hereafter admitted to the Partnership as a Limited Partner or a General Partner, as the case may be, in accordance with the terms hereof, and to exclude any Person that ceases to be a Partner in accordance with the terms hereof), hereby amend the Initial Agreement in its entirety by deleting it and replacing it with this Agreement. The parties hereto hereby agree to continue the Partnership as a limited partnership under and pursuant to the provisions of the Partnership Law and agree that the rights, duties and liabilities of the Partners shall be as provided in the Partnership Law, except as otherwise provided herein. A Person shall be admitted as a limited partner of the Partnership at the time that (i) the Agreement, a Power of Attorney and a Subscription Agreement, or counterparts thereof are executed by or on behalf of such Person and are accepted by the General Partner and (ii) such Person is listed by the


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General Partner as a Limited Partner in the Partnership Register.
Immediately following the admission of Limited Partners at the Initial Closing, the Initial Limited Partner shall cease to be a partner of the Partnership and the Partnership shall return the original capital contribution made by the Initial Limited Partner, who shall have no further rights or claims against, or obligations as a partner of, the Partnership.

         (b) PARTNERSHIP REGISTER. The General Partner shall cause to be maintained in the registered and principal offices of the Partnership a register of limited partnership interests of the Partnership setting forth the name, mailing address, Capital Commitment and group (as set forth in Section 3.1) of each Partner along with such other information as required by Section 11(1) of the Partnership Law (the "PARTNERSHIP REGISTER"). The Partnership Register shall from time to time be updated as necessary and in accordance with the Partnership Law to maintain the accuracy of the information contained therein. Except as may otherwise be provided herein, any reference in this Agreement to the Partnership Register shall be deemed to be a reference to the Partnership Register as in effect from time to time. Subject to the terms of this Agreement, the General Partner may authorize any action permitted hereunder in respect of the Partnership Register without any need to obtain the consent of any other Partner.

         1.2 NAME AND OFFICES. The name of the Partnership is Trident III Professionals Fund, L.P. The Partnership shall have its registered office in the Cayman Islands at the offices of Walkers SPV Limited, Walkers House, Mary Street, P.O. Box 908 GT, Georgetown, Grand Cayman, Cayman Islands at which shall be kept the records required to be maintained under the Partnership Law, at which the service of process on the Partnership may be made and to which all notices and communications may be addressed. The General Partner may designate from time to time another office in the Cayman Islands as the Partnership's registered office. The Partnership shall have its initial principal office for its activities at 20 Horseneck Lane, Greenwich, CT 06830, United States of America. The General Partner may designate from time to time another office within or without the United States as the Partnership's principal office for its investment activities. The Partnership may from time to time have such other office or offices within or without the Cayman Islands as may be designated by the General Partner.

         1.3 PURPOSES. Subject to the other provisions of this Agreement, the purposes and business of the Partnership are to co-invest with Trident III, L.P., a Cayman Islands exempted limited partnership (the "INSTITUTIONAL FUND" and, together with any other investment funds and separate accounts organized by or managed by MMC or its Affiliates and authorized to co-invest with the Institutional Fund in Portfolio Companies, the "CO-INVESTMENT FUNDS") and to engage in such other activities as the General Partner deems necessary, advisable, convenient or incidental thereto, to engage in any business which may lawfully be conducted by a limited partnership formed pursuant to the Partnership Law and to carry on any activities relating thereto or arising therefrom,



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including without limitation anything incidental, ancillary or necessary to the foregoing, PROVIDED that the Partnership shall not undertake business with the public in the Cayman Islands other than so far as may be necessary for the carrying on of the activities of the Partnership exterior to the Cayman Islands.

         1.4 TERM. The term of the Partnership commenced on the date set forth in the statement (as it may be amended from time to time, the "STATEMENT") effecting its registration as an exempted limited partnership pursuant to
Section 9 of the Partnership Law and shall continue, unless the Partnership is sooner dissolved, until the end of the term of the Institutional Fund (such term, as so extended, being referred to as the "TERM"), PROVIDED, that the General Partner in its sole discretion may extend such Term. Notwithstanding the expiration of the Term, the Partnership shall continue until notice of dissolution of the Partnership is filed in accordance with Section 13.4(b) and in the manner provided in the Partnership Law.

         1.5 FISCAL YEAR. The Fiscal Year of the Partnership shall end on the 31st day of December in each year. The Partnership shall have the same Fiscal Year for income tax and for financial and partnership accounting purposes.

         1.6 PARTNERSHIP POWERS. In furtherance of the purposes specified in
Section 1.3 and without limiting the generality of Section 2.1, the Partnership and the General Partner, acting on behalf of the Partnership or on its own behalf and in its own name, as appropriate, shall be empowered to do or cause to be done any and all acts deemed by the General Partner, in its sole judgment, to be necessary, advisable, appropriate, proper, convenient or incidental to or for the furtherance of the purposes of the Partnership including, without limitation, the power and authority:

                  (a) to acquire, hold, manage, own and Transfer the Partnership's interests in Securities or any other investments made or other property or assets held by the Partnership;

                  (b) to establish, have, maintain or close one or more offices within or without the Cayman Islands and in connection therewith to rent or acquire office space and to engage personnel;

                  (c) to open, maintain and close bank and brokerage (including, without limitation, margin) accounts, including, without limitation, to draw checks or other orders for the payment of moneys, to exchange U.S. dollars held by the Partnership into non-U.S. currencies and vice versa, to enter into currency forward and futures contracts and to hedge Portfolio Investments, and to invest funds in Temporary Investments;





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                  (d) to bring, defend, settle and dispose of Proceedings at law or in equity or before any Governmental Authority;

                  (e) to retain and remove consultants, custodians, attorneys, placement agents, accountants, actuaries and such other agents and employees of the Partnership as it may deem necessary or advisable, and to authorize each such agent and employee to act for and on behalf of the Partnership;

                  (f) to retain the Manager, as contemplated by Section 7.1, to render investment advisory and managerial services to the Partnership;

                  (g) to execute, deliver and perform its obligations under the Subscription Agreements and any agreements to induce any Person to purchase limited partnership interests in the Partnership, without any further act, approval or vote of any Partner;

                  (h) to make all elections, investigations, evaluations and decisions, binding the Partnership thereby, that may, in the sole discretion of the General Partner, be necessary, appropriate, desirable or convenient for the acquisition, holding or Transfer of Securities for the Partnership;

                  (i) to enter into, deliver, perform and carry out contracts and agreements of every kind necessary or incidental to the offer and sale of limited partner interests in the Partnership, to the acquisition, holding and Transfer of Securities, or otherwise, to the accomplishment of the Partnership's purposes, and to take or omit to take such other action in connection with such offer and sale, with such acquisition, holding or Transfer, or with the business of the Partnership as may be necessary, desirable or convenient to further the purposes of the Partnership;

                  (j) to borrow money and to issue guarantees; and

                  (k) to carry on any other activities necessary to, in connection with, or incidental to any of the foregoing or the Partnership's business.

                                   Section 2

                               THE GENERAL PARTNER

         2.1 MANAGEMENT. The management, control and operation of and the determination of policy with respect to the Partnership and its affairs shall be vested exclusively in the General Partner (acting directly or through its duly appointed agents), which is hereby authorized and empowered on behalf and in the name of the Partnership, subject to Section 2.2 and the other terms of this Agreement, to carry out any and all of the objects and purposes of the Partnership and to perform all acts and enter into and

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perform all contracts and other undertakings that it may in its sole discretion deem necessary, advisable, convenient or incidental thereto. The General Partner may exercise on behalf of the Partnership, and may delegate to the Manager, all of the powers set forth in Section 1.6, PROVIDED, that the management and the conduct of the activities of the Partnership shall remain the sole responsibility of the General Partner and all decisions relating to the selection and disposition of the Partnership's investments shall be made exclusively by the General Partner in accordance with this Agreement. The General Partner is hereby authorized to appoint a successor general partner.

         2.2 LIMITATIONS ON THE GENERAL PARTNER. The General Partner shall not:

                  (a) do any act in contravention of any applicable law or regulation, or any provision of this Agreement or of the Statement;

                  (b) possess Partnership property for other than a Partnership purpose;

                  (c) admit any Person as a general partner of the Partnership except as permitted by this Agreement and the Partnership Law;

                  (d) admit any Person as a Limited Partner except as permitted by this Agreement and the Partnership Law;

                  (e) Transfer its interest in the Partnership except as permitted by this Agreement and the Partnership Law; or

                  (f) permit the registration or listing of interests in the Partnership on an "established securities market," as such term is used in Treasury Regulations section 1.7704-1.

         2.3 RELIANCE BY THIRD PARTIES. In dealing with the General Partner and its duly appointed agents (including, without limitation, the Manager), no Person shall be required to inquire as to the General Partner's or any such agent's authority to bind the Partnership.

         2.4 EXPENSES. All Partnership Expenses and Organizational Expenses shall be paid by the Partnership.

         2.5 LIABILITY OF THE GENERAL PARTNER AND THE MANAGER. (a) GENERAL. Except as provided in the Partnership Law, the General Partner has the liabilities of a partner in a partnership without limited partners to (I) the Partnership and the other Partners and (II) subject to the other provisions of this Agreement, to Persons other than the Partnership and the other Partners. No Covered Person shall be liable to the Partnership or any Partner for any act or omission taken or suffered by such Covered Person in good faith. No Partner shall be liable to the Partnership or any Partner for any action taken by



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any other Partner. To the extent that, at law or in equity, a Covered Person has duties and liabilities to the Partnership or to the Partners, such Covered
Person acting under this Agreement or otherwise shall not be liable to the Partnership or any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent they expressly restrict, replace or modify the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to restrict, replace or modify such other duties and liabilities of such Covered Person. Except as otherwise expressly provided in this Agreement, the General Partner shall not be liable for the return of all or any portion of the Limited
Partner's Capital Accounts or Capital Contributions.

         (b) RELIANCE. A Covered Person (I) shall incur no liability in acting upon any signature or writing believed by it to be genuine, (II) may rely on a certificate signed by an officer of any Person in order to ascertain any fact with respect to such Person or within such Person's knowledge, and (III) may rely on an opinion of counsel selected by such Covered Person with respect to legal matters. Each Covered Person may act directly or through its agents or attorneys. Each Covered Person may consult with counsel, appraisers, engineers, accountants, actuaries, auditors and other skilled Persons of its choosing, and shall not be liable for anything done, suffered or omitted in good faith reliance upon the advice of any of such Persons. No Covered Person shall be liable to the Partnership or any Partner for any error of judgment made in good faith by a responsible officer or officers of the Covered Person. Except as otherwise provided in this Section 2.5, no Covered Person shall be liable to the Partnership or any Partner for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Partnership or otherwise acting in respect of and within the scope of this Agreement.

         (c) DISCRETION. Whenever in this Agreement the General Partner or the Manager is permitted or required to make a decision (I) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, the General Partner or the Manager, as the case may be, shall be entitled to consider such interests and factors as it deems appropriate, including, without limitation, its own interests, or (II) in its "good faith" or under another expressed standard, the General Partner or the Manager, as the case may be shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement or by relevant provisions of law or in equity or otherwise. If any questions should arise with respect to the operation of the Partnership, which are not otherwise specifically provided for in this Agreement or the Partnership Law, or with respect to the interpretation of this Agreement, the General Partner is hereby authorized to make a final determination with respect to any such question and to interpret this Agreement in good faith, and its determination and interpretation so made shall be final and binding on all parties.

         2.6 CONFLICTS OF INTEREST. (a) POTENTIAL CONFLICTS OF INTEREST. While the Manager and the General Partner intend to avoid situations involving conflicts of interest, each



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Limited Partner acknowledges that there may be situations in which the interests of the Partnership, with respect to a Portfolio Company or otherwise, may conflict with the interests of the General Partner, the Manager or their respective Affiliates. Each Limited Partner agrees that the activities of the General Partner, the Manager, and their respective Affiliates not prohibited by this Agreement may be engaged in by the General Partner, the Manager or any such Affiliate, as the case may be, and will not, in any case or in the aggregate, be deemed a breach of this Agreement or any duty owed by any such Person to the Partnership or to any Partner.

         (b) ACTUAL CONFLICTS OF INTEREST. On any issue involving actual conflicts of interest not provided for elsewhere in this Agreement, each of the Manager and the General Partner will be guided by its good faith judgment as to the best interests of the Partnership and shall take such actions as are determined by the Manager and the General Partner, as the case may be, to be necessary or appropriate to ameliorate any such conflict of interest. If the General Partner or the Manager takes an action in respect of a matter giving rise to a conflict of interest, neither the General Partner nor the Manager nor any of their respective Affiliates shall have any liability to the Partnership or any Limited Partner for actions in respect of such matter taken in good faith by them.

         2.7 TRANSFER OR WITHDRAWAL BY THE GENERAL PARTNER. To the extent permitted by law,

                  (a) the General Partner may at its election convert to a limited partnership, limited liability company or other entity formed under the laws of the Cayman Islands or any other jurisdiction, or

                  (b) the General Partner may Transfer its interest as the general partner of the Partnership to, or be merged with and into, a limited partnership, limited liability company or other entity formed under the laws of the Cayman Islands or any other jurisdiction for the purpose of serving as the general partner of the Partnership, but only if in any such case the partners of such limited partnership, the members of such limited liability company or the equity holders of such other entity, as the case may be, include the Persons that are the general partners or the controlling equity holders of the General Partner. Upon any such conversion to such a limited partnership, limited liability company or other entity, or any such Transfer by or merger of the General Partner to or with such a limited partnership, limited liability company or other entity, such limited partnership, limited liability company or other entity shall be deemed to be the same Person as the General Partner for all purposes of this Agreement. All Subscription Agreements applicable to the Partnership that are in effect at the time of any such conversion, Transfer or merger shall thereafter continue in full force and effect.



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         2.8 CERTAIN OTHER RELATIONSHIPS. MMC, the General Partner, the Manager,
and any of their respective Affiliates may organize, sponsor or manage, private investment funds, including, without limitation, funds having primary investment objectives and policies substantially the same as those of the Partnership.
Other than as expressly contemplated herein, this Agreement shall not restrict or limit the activities of MMC, the General Partner, the Manager or any of their respective Affiliates.

                                   SECTION 3

                                LIMITED PARTNERS

         3.1 LIMITED PARTNERS. Limited Partners shall be divided into groups as follows:

                  (a) "EMPLOYER LIMITED PARTNERS" shall be those Limited Partners designated as such in the Partnership Register.

                  (b) "PROFITS LIMITED PARTNERS" shall be those Limited Partners designated as such in the Partnership Register.

                  (c) "CASH LIMITED PARTNERS" shall be those Limited Partners designated as such in the Partnership Register.

The Associated Commitments of the Profits Limited Partners shall be associated on the records of the Partnership with the Capital Commitment of the relevant Employer Limited Partner.

         3.2 NO PARTICIPATION IN MANAGEMENT, ETC. No Limited Partner, in its capacity as a limited partner of the Partnership, shall take part in the management or control of the Partnership's affairs, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. No Limited Partner shall have the right to vote for the election, removal or replacement of the General Partner, except that, upon an event causing the immediate dissolution of the Partnership pursuant to Section 15 of the Partnership Law or Section 13.1 of this Agreement, the Limited Partners may vote to unanimously elect one or more new general partners of the Partnership pursuant to Section 15 of the Partnership Law. No provision of this Agreement shall obligate any Limited Partner to refer investments to the Partnership or restrict any investments that a Limited Partner may make.

         3.3 LIMITATION OF LIABILITY. Except as may otherwise be provided by the Partnership Law or in Section 10.1(b) or Section 6.12 or otherwise herein, the liability of a Limited Partner for any loss of the Partnership shall not exceed the sum of (A) the amount of its Capital Commitment, if any, (B) its interest in the undistributed assets of the Partnership, (C) its obligation to make other payments expressly provided for in this




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Agreement, and (D) its liability under any applicable law, including without limitation the Partnership Law.

         3.4 NO PRIORITY, ETC. No Limited Partner shall have priority over any other Limited Partner either as to the return of the amount of its Capital Contribution to the Partnership or, except as provided in Section 6, as to any allocation of income, gain, deduction or loss.

                                    SECTION 4

                                   INVESTMENTS

         4.1 INVESTMENTS IN PORTFOLIO COMPANIES. (a) CO-INVESTMENT. The Partnership shall co-invest (and, in connection with such co-investments acquire, hold, manage and Transfer Securities) with the other Co-Investment Funds in a manner determined in the by the general partner of the Institutional Fund pursuant to the Institutional Fund Agreement; PROVIDED that in all instances the Partnership shall co-invest with the other Co-Investment Funds PRO RATA (allowing for rounding) on the basis of committed capital in the same class or classes of Securities acquired by the Co-Investment Funds on the same terms and at the same time as the Co-Investment Funds, except that the Partnership may purchase from the Co-Investment Funds its PRO RATA share of any portfolio investment acquired by the Co-Investment Funds prior to a Closing Date at the acquisition cost to the Co-Investment Funds, plus interest (calculated from the date the Co-Investment Funds acquired such investment) at a rate per annum equal to the Prime Rate plus two percent (2%).

         (b) REINVESTMENT. Proceeds from the disposition of Portfolio Investments may, in the sole discretion of the General Partner, be retained and reinvested by the Partnership to the same extent that the Institutional Fund is permitted by the Institutional Fund Agreement to reinvest proceeds from the disposition of such financings and investments.

         (c) SPECIAL INVESTMENT VEHICLE. If the General Partner determines in its sole discretion for legal, tax, regulatory or other reasons that it is appropriate for any or all of the Partners to participate in one or more investments, each of which would be a Portfolio Investment if it were made by the Partnership, through an entity other than the Partnership, the General Partner may structure the making of such investment or investments outside of the Partnership by requiring each such Partner, subject to Section 5.2, to contribute capital to an alternative entity (each, a "SPECIAL INVESTMENT VEHICLE") that, in lieu of the Partnership, will invest in such investment or investments. In such event, (i) each such Partner shall make a capital commitment directly to such Special Investment Vehicle, subject to Section 5.2, and such capital commitment shall reduce the Capital Commitments of such Partner to the same extent, and (ii) each Limited Partner shall participate in the Special Investment Vehicle pursuant to the Power of




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Attorney executed by such Limited Partner, and documentation with respect to such Special Investment Vehicle shall be executed and delivered on behalf of each such Limited Partner by the General Partner pursuant to such Power of Attorney. The economic terms of the organizational documents of any Special Investment Vehicle will be substantially similar in all material respects to those of the Partnership.

         (d) BLOCKER STRUCTURE. If the General Partner determines, in its sole discretion, that a Portfolio Investment may give rise to material taxable income which is (or is taken into account as if it were) effectively connected with the conduct of a trade or business within the United States to a Limited Partner subject to tax on such income under section 871(b) or 897 of the Code, the General Partner may cause the Partnership to invest in such Portfolio Investment through an entity treated as a corporation for United States federal income tax purposes, in which event the General Partner may utilize one or more Special Investment Vehicles and/or subsidiaries of the Partnership.

         (e) PARTICIPATION. The Partners shall participate in Portfolio Investments in proportion to their Available Capital Commitments.

         4.2 TEMPORARY INVESTMENTS. The General Partner may invest funds held by the Partnership in Temporary Investments pending investment in Portfolio Investments, pending distribution or for any other purpose.

                                   SECTION 5

                   CAPITAL CONTRIBUTIONS; CAPITAL COMMITMENTS

         5.1 CAPITAL CONTRIBUTIONS AND CAPITAL COMMITMENTS OF THE PARTNERS. (a) CAPITAL CONTRIBUTIONS. Except as otherwise provided herein, each Partner (other than the Profits Limited Partners) shall make Capital Contributions to the Partnership in the aggregate amount of the Capital Commitment of such Partner as set forth opposite its name in the Partnership Register, PROVIDED that, except as otherwise provided herein, the Partners (other than the Profits Limited Partners) shall make such Capital Contributions to the Partnership (i) in respect of Portfolio Investments, PRO RATA based on the Capital Commitments or Remaining Capital Commitments, as determined with respect to each Portfolio Investment by the General Partner in its sole discretion, of all the Partners (other than Defaulting Cash Limited Partners and Limited Partners (including, without limitation, an Employer Limited Partner in respect of an associated Profits Limited Partner) excused from making such a Capital Contribution pursuant to Section 5.2), and (ii) in respect of Organizational Expenses and Partnership Expenses, PRO RATA based on the Capital Commitments of all the Partners (other than Defaulting Cash Limited Partners), and PROVIDED FURTHER that in respect of each Partner, such Partner's aggregate Capital Contributions shall not exceed such Partner's Capital Commitment.

         (b) DRAWDOWNS. Except as otherwise provided herein, the Capital Contributions of each Partner (other than the Profits Limited Partners), shall be paid in separate Drawdowns, subject to the following terms and conditions:

                  (i) The General Partner shall provide each Employer Limited Partner and each Cash Limited Partner with a notice (as the same may be revised by the General Partner in its sole discretion, the "DRAWDOWN NOTICE") at least 3 days prior to the date of Drawdown. Each such Partner shall pay to the Partnership the Capital Contribution of such Partner as specified in the Drawdown Notice, in cash or other immediately available funds by the date of Drawdown specified in the Drawdown Notice.

                  (ii) Subject to Section 5.2, each Limited Partner (other than the Profits Limited Partners) shall pay to the Partnership the Capital Contribution of such Partner in respect of Portfolio Investments, Partnership Expenses or Organizational Expenses, as the case may be, as specified in the Drawdown Notice (as the same may be revised), in cash or other immediately available funds by the date of Drawdown specified in the Drawdown Notice.

                  (iii) Each Capital Contribution by an Employer Limited Partner in respect of a Capital Commitment shall be associated on the records of the Partnership with the Profits Limited Partner with which such Capital Commitment is associated.

         (c) CREDITORS. The provisions of this Section 5.1 are intended solely to benefit the Partners and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Partnership (and no such creditor shall be a third party beneficiary of this Agreement), and no Partner shall have any duty or obligation to any creditor of the Partnership to make any Capital Contributions or to cause the General Partner to deliver a Drawdown Notice.

         5.2 EXCUSED INVESTMENTS. The General Partner may, in its sole discretion, excuse, in whole or in part, any Limited Partner from participation in any Portfolio Investment if the General Partner, in its sole discretion, has determined that any such participation (i) may constitute a conflict of interest for such Limited Partner, the Partnership or any other Co-Investment Fund, (ii) may subject such Limited Partner, the Partnership or any other Co-Investment Fund to a material tax or material regulatory requirement to which it or they would not otherwise be subject, or which is reasonably likely to materially increase any such material tax or material regulatory requirement beyond what it would otherwise have been, or (iii) may cause a Material Adverse Effect. In the event that, pursuant to the immediately preceding sentence, the General Partner excuses a Profits Limited Partner with respect to participation in a Portfolio Investment, the Associated Contribution of the Employer Limited Partner associated with such Profits Limited Partner shall be excused. For the avoidance of doubt, there will be no reduction in the Remaining Associated Commitment of an Employer Limited Partner with respect to an excused Profits Limited Partner associated with such Employer Limited Partner.

         5.3 DEFAULTING LIMITED PARTNERS. (a) CASH LIMITED PARTNERS. If any Cash Limited Partner fails to contribute, in a timely manner, any portion of the Capital Commitment required to be contributed by such Cash Limited Partner hereunder or pursuant to such Cash Limited Partner's Subscription Agreement, or any portion of the amounts determined pursuant to Section 10.1 to be required to be contributed by such Cash Limited Partner, and any such failure continues for ten Business Days after receipt of written notice thereof from the General Partner (a "CASH LIMITED PARTNER DEFAULT"), then such Cash Limited Partner (a "DEFAULTING CASH LIMITED PARTNER") may be designated by the General Partner as in default and shall thereafter be subject to the provisions of this Section
5.3. The General Partner, in its sole discretion, may choose not to designate any such Cash Limited Partner as a Defaulting Cash Limited Partner and may agree to waive or permit the cure of all or part of any default by such Defaulting Cash Limited Partner, subject to such conditions as the General Partner and the Defaulting Cash Limited Partner may agree upon. In the event that a Cash Limited Partner becomes a Defaulting Cash Limited Partner, (i) such a Defaulting Cash Limited Partner's Remaining Capital Commitment (the "DEFAULTED COMMITMENTS") shall be deemed to be zero (except that the General Partner, the Employer Limited Partners and the Cash Limited Partners that are not Defaulting Cash Limited Partners shall have an option, exercisable within ten Business Days following the date of the notice referred to in the first sentence of this
Section 5.3(a), to assume the Defaulted Commitments, if any, of the Defaulting Cash Limited Partner, such Defaulted Commitments to be assumed in proportion to the Capital Commitments and/or Associated Commitments, as the case may be, of the Partners exercising such option (the "EXERCISING PARTNERS")), (ii) such Defaulting Cash Limited Partner shall be entitled to receive only one-half of the distributions that it would have been entitled to receive had it not become a Defaulting Cash Limited Partner, and the other one-half of such distributions (the "FORFEITED DISTRIBUTIONS") shall be made in accordance with this Section 5.3(a), and (iii) such Defaulting Cash Limited Partner shall not have a right to receive any distributions with respect to any Portfolio Investment for which such Defaulting Cash Limited Partner failed to contribute when due any portion of such Defaulting Cash Limited Partner's Capital Commitment or any Portfolio Investment made on or after such date. The Forfeited Distributions of a Defaulting Cash Limited Partner pursuant to this Section 5.3(a) shall be applied as follows when and as amounts become distributable: FIRST, to the Partnership in an amount equal to the Organizational Expenses and Partnership Expenses, in each case as estimated in good faith by the Manager, attributable to such Defaulting Cash Limited Partner's Capital Commitment for the period from the date of Cash Limited Partner Default through the end of the Term, and SECOND, to the Exercising Partners in accordance with the respective Capital Commitments and/or Associated Commitments, as the case may be, of such Partners, or, if there are no Exercising Partners, to all Partners other than any Limited Partner, Cash Limited Partner, or Profits Limited Partner in default in accordance with their respective

Capital Commitments and/or Associated Commitments, as the case may be. In addition, such Defaulting Cash Limited Partner shall contribute to the Partnership an amount equal to the contribution, if any, that such Defaulting Cash Limited Partner would be required to make to the Partnership pursuant to
Section 6.11(d), Section 6.12 or Section 10.1(b) if all of the assets of the Partnership were liquidated as of the date of Cash Limited Partner Default for their Value and all of the liabilities of the Partnership were satisfied in accordance with their terms and the Partnership was dissolved in accordance with
Section 13. Notwithstanding any other provision of this Section 5.3(a), the obligations of any Defaulting Cash Limited Partner to the Partnership hereunder shall not be extinguished as a result of the operation of this Section 5.3(a). The General Partner shall have the right, in its sole discretion, to pursue all remedies at law or in equity available to it with respect to the default of a Defaulting Cash Limited Partner.

         (b) PROFITS LIMITED PARTNERS. If any Profits Limited Partner (A) fails to make, in a timely manner, any contributions required to be made by such Limited Partner pursuant to Section 6.12 or Section 10.1(b), or (B) fails to defer compensation at the time and in the amount required by the MMC Capital Plan, and any such failure continues for ten Business Days after receipt of written notice thereof from the General Partner (a "PROFITS LIMITED PARTNER DEFAULT"), then such Limited Partner (a "DEFAULTING PROFITS LIMITED PARTNER") may be designated by the General Partner as in default and shall thereafter be subject to the provisions of this Section 5.3(b). To the extent permitted by the MMC Capital Plan, the General Partner, in its sole discretion, may choose not to designate any Profits Limited Partner as a Defaulting Profits Limited Partner and may agree to waive or permit the cure of all or part of any default by such Defaulting Profits Limited Partner, subject to such conditions as the General Partner and the Defaulting Profits Limited Partner may agree upon. Except as may be otherwise provided in this Agreement, in the event that a Profits Limited Partner becomes a Defaulting Profits Limited Partner, (i) such a Defaulting Profits Limited Partner's interest in the Partnership attributable to such Defaulting Profits Limited Partner's unfunded deferral under the MMC Capital Plan would be purchased by the relevant Employer Limited Partner or its designee for $1.00, and (ii) such Defaulting Profits Limited Partner shall not have a right to receive any distributions with respect to any Portfolio Investment made on or after the date on which such Defaulting Profits Limited Partner failed to make deferrals when due under the MMC Capital Plan. For the avoidance of doubt, amounts deferred pursuant to the MMC Capital Plan by a Profits Limited Partner but not yet invested in Portfolio Investments at the time of a Profits Limited Partner Default by such Profits Limited Partner shall not be invested in Portfolio Investments. In addition, such Defaulting Profits Limited Partner shall contribute to the Partnership an amount equal to the contribution, if any, that such Defaulting Profits Limited Partner would be required to make to the Partnership pursuant to Section 6.12 or Section 10.1(b) if all of the assets of the Partnership were liquidated as of the date of Profits Limited Partner Default for their Value and all of the liabilities of the Partnership were satisfied in accordance with their terms and the Partnership was dissolved in accordance with Section 13, and such Defaulting Profits Limited Partner's contribution in respect of Section 6.12 shall be distributed to its associated Employer Limited Partner. In addition, the Defaulting Profits Limited Partner may be required to purchase the portion of the interest of its associated Employer Limited Partner in the Partnership attributable to any outstanding Advance made by such Employer Limited Partner, in accordance with the provisions of sections 8.2 and 8.3 of the MMC Capital Plan. Notwithstanding any other provision of this Section 5.3(b), the obligations of any Defaulting Profits Limited Partner to the Partnership hereunder shall not be extinguished as a result of the operation of this Section 5.3(b). The General Partner shall have the right, in its sole discretion, to pursue all remedies at law or in equity available to it with respect to the Profits Limited Partner Default of a Defaulting Profits Limited Partner.

         5.4 TERMINATION OF EMPLOYMENT (OTHER THAN TIER 1 LIMITED PARTNERS).
(a) TERMINATION IN THE EVENT OF DEATH, TOTAL DISABILITY OR RETIREMENT. If a Cash Limited Partner (other than a Tier 1 Cash Limited Partner) or a Profits Limited Partner (other than a Tier 1 Profits Limited Partner) dies or is terminated as an employee or consultant of an Employer Limited Partner by reason of such Limited Partner's Total Disability or Retirement, (i) such Cash Limited Partner or Profits Limited Partner (or his or her estate or legal representative) shall retain his or her interest in the Partnership, PROVIDED that such Limited Partner (or his or her estate or legal representative) may at any time request that the General Partner (or in the case of a Profits Limited Partner, the Employer Limited Partner associated with such terminated Profits Limited Partner) purchase, or designate a purchaser for, all or a portion of the interest in the Partnership of such Limited Partner, and (ii) such Limited Partner's obligation to make future Capital Contributions to the Partnership in respect of its Capital Commitment to fund Portfolio Investments made after the date of such request shall terminate, except that the obligation to make Capital Contributions to fund Portfolio Investments by a Limited Partner whose employment is termination by reason of Retirement shall not terminate, unless so requested by such Limited Partner (or his or her estate or legal representative), (iii) any capital contributed to the Partnership by such Limited Partner but not yet invested in a Portfolio Investment shall be distributed (net of any amounts that would be deductible if such capital was distributed pursuant to clause (iv) below) to such Limited Partner (or his estate) and (IV) if such Limited Partner retains his or her interest but his or her obligation to contribute capital to the Partnership is terminated, the Partnership shall be permitted to deduct from Distributable Cash attributable to such Limited Partner's interest in the Partnership amounts equal to the accrued and unpaid and/or anticipated expenses of the Partnership, including without limitation any amounts payable upon dissolution or to fund indemnification obligations pursuant to Section 6.11(d), Section 6.12 or Section 10.1(b). The General Partner and the affected Employer Limited Partner may grant any such requests made pursuant to clauses (i) or (ii) above, in whole or in part, but have no obligation to grant any such request. If the General Partner or the affected Employer Limited Partner grants the request that an interest be purchased, the General Partner or the affected Employer Limited Partner, as the case may be, or such Person's designee, shall provide notice no later than 90 days after such request is made and shall pay to such

Limited Partner an amount equal to the Value of such Limited Partner's interest in the Partnership (or a greater amount agreed to by the General Partner or the Employer Limited Partner, as the case may be) within 60 days of such notice. Without duplication, the obligations of such terminated Limited Partner pursuant to Section 6.11(d), Section 6.12 and Section 10.1(b) shall survive with the same effect as if such terminated Limited Partner had retained its interest in the Partnership.

         (b) OTHER TERMINATION. If a Cash Limited Partner (other than a Tier 1 Cash Limited Partner) or a Profits Limited Partner (other than a Tier 1 Profits Limited Partner) is terminated as an employee of or consultant to an Employer Limited Partner for a reason other than death, Total Disability or Retirement, the General Partner (or in the case of such a terminated Profits Limited Partner, the Employer Limited Partner associated with such terminated Profits Limited Partner) will have the right, but not the obligation, to purchase or designate a purchaser for the interest in the Partnership of such Limited Partner at any time after such termination. If such termination is an involuntary termination without an MMC Capital Cause Determination or is a voluntary termination, the purchase price for such Limited Partner's interest shall be the fair market value of such interest, which shall be as mutually agreed by the parties, provided that in the absence of such agreement, fair market value shall be determined by an independent appraiser selected by the General Partner (or the Employer Limited Partner, as the case may be) and approved by the Limited Partner, which approval shall not be unreasonably withheld. The cost of such appraisal shall be borne by the General Partner (or the Employer Limited Partner, as the case may be). If the employment of a Limited Partner is terminated due to an involuntary termination with an MMC Capital Cause Determination, the purchase price for such Limited Partner's interest in the Partnership shall be the lesser of (i) an amount equal to the aggregate Capital Contributions made by such Limited Partner to the Partnership and (ii) the Value of such interest. Fair market value as of any date shall be determined as if the Partnership had been liquidated in an orderly manner as of such date. Upon any such purchase of a Limited Partner's interest in the Partnership, such Limited Partner shall have no further interest in the Partnership. In the absence of any such purchase of a Limited Partner's interest in the Partnership, such Limited Partner shall remain a Limited Partner in the Partnership and shall remain subject to all provisions of this Agreement, PROVIDED that such Limited Partner shall have no rights under Section 8.2(b). In addition, unless the General Partner in its sole discretion determines otherwise, the obligation of such a terminated Cash Limited Partner to make further Capital Contributions to the Partnership in respect of his or her Capital Commitment to fund Portfolio Investments made after the date of such Cash Limited Partner's termination will terminate, PROVIDED that if such obligation is not to be so terminated, notice that such obligation will continue will be given to such Cash Limited Partner within 180 days of the termination of employment of such

Cash Limited Partner. In addition, unless the General Partner in its sole discretion determines otherwise, such terminated Cash Limited Partner or Profits Limited Partner shall contribute to the Partnership (or the Partnership shall withhold from distributions otherwise due to such Cash Limited Partner or Profits Limited Partner) an amount equal to the contribution, if any, that such terminated Limited Partner would be required to make to the Partnership pursuant to Section 6.11(d), Section 6.12 or Section 10.1(b) if all of the assets of the Partnership were liquidated as of the date of termination for their Value and all of the liabilities of the Partnership were satisfied in accordance with their terms and the Partnership was dissolved in accordance with Section 13. Without duplication, the obligations of such terminated Limited Partner pursuant to Section 6.11(d), Section 6.12 and Section 10.1(b) shall survive with the same effect as if such terminated Limited Partner had retained its interest in the Partnership.

         5.5 TERMINATION OF A TIER 1 LIMITED PARTNER. (a) TERMINATION IN THE EVENT OF DEATH, TOTAL DISABILITY OR RETIREMENT. If a Tier 1 Limited Partner dies or is terminated as an employee of or consultant to an Employer Limited Partner by reason of such Tier 1 Limited Partner's Total Disability or Retirement, such Tier 1 Limited Partner shall retain his or her interest in the Partnership, PROVIDED that such Tier 1 Limited Partner or his or her estate or legal representative may at any time request that the General Partner (or in the case of a Tier 1 Profits Limited Partner, its associated Employer Limited Partner) purchase or designate a purchaser for, all or a portion of the interest in the Partnership of such Tier 1 Limited Partner. The General Partner and the affected Employer Limited Partner may grant such request in whole or in part, but have no obligation to do so. If the General Partner or the affected Employer Limited Partner grants the request that an interest be purchased, the General Partner or the affected Employer Limited Partner, as the case may be, or such Person's designee shall provide notice no later than 90 days after such request is made, and shall pay to such Limited Partner an amount equal to the Value of such Limited Partner's interest in the Partnership within 60 days of such notice. In addition, a Tier 1 Cash Limited Partner or his or her estate or legal representative may elect to terminate such Tier 1 Cash Limited Partner's obligation to make future Capital Contributions to the Partnership, in respect of any amount of his or her Capital Commitment which exceeds $2.5 million, to fund Portfolio Investments made after the date of such election. The obligations of such terminated Limited Partner pursuant to Section 6.11(d), Section 6.12 and
Section 10.1(b) shall survive with the same effect as if such terminated Limited Partner had retained its interest in the Partnership.

         (b) OTHER TERMINATION. If a Tier 1 Limited Partner is terminated as an employee or consultant for a reason other than death, Total Disability or Retirement, the General Partner (or in the case of a Tier 1 Profits Limited Partner, the Employer Limited Partner associated with such Tier 1 Profits Limited Partner) may, but only with the consent of such Tier 1 Limited Partner, purchase or designate a purchaser for the interest in the Partnership of such Tier 1 Limited Partner at a purchase price that is mutually agreed upon but which shall not be less than the Value of such interest. In addition, unless both the General Partner and a terminated Tier 1 Cash Limited Partner agree otherwise, the Remaining Capital Commitments of such Tier 1 Cash Limited Partner shall be reduced to zero and such terminated Tier 1 Cash Limited Partner shall have no further obligation to make Capital Contributions to the Partnership. Without duplication, the obligations of such terminated Tier 1 Cash Limited Partner pursuant to Section 6.11(d), Section 6.12, and Section 10.1(b), as applicable, shall survive with the same effect as if such terminated Limited Partner had retained its interest in the Partnership. Upon termination of the employment of a Tier 1 Limited Partner, such Tier 1 Limited Partner or representative thereof, can require (i) that Distributable Cash apportioned to such Tier 1 Limited Partner be distributed promptly, and (ii) that proceeds from the disposition of Portfolio Investments apportioned to such Limited Partner shall not be reinvested pursuant to Section 4.1(b).

         (c) COMMITMENTS. In the event the Capital Commitments of any Tier 1 Cash Limited Partner are reduced pursuant to Section 5.5, the Employer Limited Partner will assume such Capital Commitments to the extent required to ensure that the Capital Commitments of the Tier 1 Cash Limited Partners, aggregated with the Capital Commitments of the Employer Limited Partner associated with the Tier 1 Profits Limited Partners and with the capital commitments of the Key Employees and their estate planning vehicles to Trident Capital III, L.P., equal at least $10 million.

         5.6 SPECIAL CONSEQUENCES OF TERMINATION OF ANY PROFITS LIMITED PARTNER. If, for any reason, a Profits Limited Partner is terminated as an employee of or consultant to its associated Employer Limited Partner, there are additional consequences as set forth in the MMC Capital Plan. Such Profits Limited Partner will have an interest only in Portfolio Investments that were made during the period when the Profits Limited Partner made deferrals when due under the MMC Capital Plan. The Employer Limited Partner associated with such terminated Profits Limited Partner will purchase the portion of such Profits Limited Partner's interest in the Partnership attributable to such terminated Profits Limited Partner's unpaid deferral under the MMC Capital Plan for $1.00, and such terminated Profits Limited Partner's obligation to make further deferrals under the MMC Capital Plan will be reduced to zero. If, at the time the employment of a Profits Limited Partner with MMC Capital is terminated, (i) such Profits Limited Partner has not deferred an amount under the MMC Capital Plan at least equal to the amount of such Profits Limited Partner's Associated Commitment, and
(ii) the amount, if any, of the Capital Contributions of such Employer Limited Partner in respect of the associated Profits Limited Partner's interest in the Partnership exceeds the amount such Profits Limited Partner has deferred under the MMC Capital Plan, then such Employer Limited Partner may, in its discretion, require the Profits Limited Partner to purchase, for cash, the portion of such Employer Limited Partner's interest in the Partnership attributable to such excess Capital Contributions of such Employer Limited Partner in accordance with the provisions of sections 8.2 and 8.3 of the MMC Capital Plan.

         5.7 FURTHER ACTIONS. To the extent necessary in the sole discretion of the General Partner, the General Partner shall cause this Agreement to be amended, without the need for any further act, vote or approval of any other Partner or Person, to reflect as appropriate the occurrence of any of the transactions referred to in this
Section 5 or in Section 11 as promptly as is practicable after such occurrence.

                                   SECTION 6

            CAPITAL ACCOUNTS; DISTRIBUTIONS; ALLOCATIONS; WITHHOLDING

         6.1 CAPITAL ACCOUNTS. There shall be established on the books and records of the Partnership a capital account (a "CAPITAL ACCOUNT") for each Partner.

         6.2 ADJUSTMENTS TO CAPITAL ACCOUNTS. As of the last day of each Period, the balance in each Partner's Capital Account shall be adjusted by (A) increasing such balance by (i) such Partner's allocable share of each item of the Partnership's income and gain for such Period (allocated in accordance with Section 6.9) and (ii) the Capital Contributions, if any, made by such Partner during such Period and (B) decreasing such balance by (i) the amount of cash or the Value of Securities or other property distributed or deemed distributed to such Partner pursuant to Section 6 or Section 13 and (ii) such Partner's allocable share of each item of the Partnership's deduction or loss for such Period (allocated in accordance with Section 6.10). Each Partner's Capital Account shall be further adjusted with respect to any special allocations or adjustments pursuant to this Agreement.

         6.3 DISTRIBUTIONS. Distributable Cash attributable to any Portfolio Investment shall initially be apportioned among the Partners in proportion to their Sharing Percentages for such Portfolio Investment. Distributable Cash not attributable to a Portfolio Investment shall be apportioned among the Partners (other than the Employer Limited Partners) in proportion to their respective Capital Contributions giving rise to the Distributable Cash (or, in the case of a Profits Limited Partner, the Capital Contributions of the Employer Limited Partner associated with such Profits Limited Partner). Except as otherwise provided herein, Distributable Cash apportioned to the General Partner shall be distributed to the General Partner and Distributable Cash apportioned to a Cash Limited Partner shall be distributed to such Cash Limited Partner. Except as otherwise provided herein, Distributable Cash apportioned to a Profits Limited Partner shall be distributed as follows:

                  FIRST, 100% to the Employer Limited Partner associated with such Profits Limited Partner until the cumulative amount distributed to such Employer Limited Partner in respect of such Profits Limited Partner pursuant to this paragraph First is equal to the sum of (i) the aggregate Capital Contributions of such Employer Limited Partner associated with such Profits Limited Partner used to fund the cost of such Portfolio Investment and each other Portfolio Investment previously disposed of, or used to fund Partnership Expenses and Organizational Expenses, and (ii) such additional amount as is necessary to provide such

         Employer Limited Partner with a rate of return on such Capital Contributions equal to the AFR Rate (such sum, the "AFR RETURN"); and

                  SECOND, to such Profits Limited Partner.

         6.4 TAX DISTRIBUTIONS. Notwithstanding Section 6.3, the Partnership may, either prior to, together with or subsequent to any distribution of Distributable Cash pursuant to Section 6.3 with respect to a Portfolio Investment, make distributions to all Partners (other than any Defaulting Cash Limited Partners or Defaulting Profits Limited Partners), regardless of their tax status, in amounts intended to enable such Partners (or any Person whose tax liability is determined by reference to the income of any such Partner) to discharge their United States federal, state and local (and, in the discretion, of the General Partner, non-U.S.) income tax liabilities arising from the allocations and distributions made (or to be made) pursuant to this Agreement with respect to such Portfolio Investment. The amount distributable pursuant to this Section 6.4 shall be determined by the General Partner in its sole discretion, taking into account the maximum combined United States federal, New York State and New York City tax rates applicable to individuals or corporations (whichever is higher) on ordinary income and capital gain (taking into account the applicable holding period), as the case may be, and the amounts of ordinary income and capital gain allocated to the Partners pursuant to this Agreement, and otherwise based on such reasonable assumptions as the General Partner determines in good faith to be appropriate (and the assumptions described in this sentence shall be applied equally to each Partner regardless of its tax status). The amount distributable to any Partner pursuant to any clause of
Section 6.3 shall be reduced by the amount distributed to such Partner pursuant to this Section 6.4, and the amount so distributed under this Section 6.4 shall be deemed to have been distributed to the extent of such reduction pursuant to such clause of Section 6.3 for purposes of making the calculations required by
Section 6.3.

         6.5 OTHER PROVISIONS. (a) AVAILABLE ASSETS. Notwithstanding any other provision of this Agreement, distributions shall be made only to the extent of Available Assets and in compliance with the Partnership Law.

         (b) DISPOSITION OF PORTION OF PORTFOLIO INVESTMENT. If less than all of the Portfolio Investments in a Portfolio Company are disposed of by the Partnership, the portion disposed of and the portion retained shall for purposes of Sections 6 and 10 (including for purposes of applying the definitions used therein) be deemed to be two separate Portfolio Investments. Any Capital Contributions, allocations or distributions made with respect to such Portfolio Investment shall be allocated between the portion disposed of and the portion retained PRO RATA in proportion to their respective purchase prices.

         (c) DEFERRAL OF DISTRIBUTIONS IN CONNECTION WITH OUTSTANDING ADVANCES. Notwithstanding paragraph Second of Section 6.3, if an Employer Limited Partner shall have notified the Partnership that, pursuant to the MMC Capital Plan, an Advance has been made to any Profits Limited Partner associated with such Employer Limited Partner, then an amount equal to the amount of such Advance shall be retained in the Partnership and not distributed to such Profits Limited Partner until such Employer Limited Partner shall have notified the Partnership that the Advance is no longer outstanding, at which time such amount (together with any earnings thereon) shall be distributed to such Profits Limited Partner. Any amount so withheld shall be invested by the Partnership in Temporary Investments for the account of the holder of such Profits Limited Partner.

         6.6 DISTRIBUTIONS OF SECURITIES. Except in connection with the dissolution and liquidation of the Partnership as provided in Section 13, the General Partner shall not make any distributions in kind except to the extent the general partner of the Institutional Fund is permitted to make distributions in kind as provided in the Institutional Fund Agreement and as set forth herein. In the event that a distribution of Securities is made, such Securities shall be deemed to have been sold at their Value and the proceeds of such sale shall be deemed to have been distributed to the Partners for all purposes of this Agreement.

         6.7 NEGATIVE CAPITAL ACCOUNTS. Except as provided by Section 6.12, no Limited Partner shall, and except as otherwise required by law the General Partner shall not, be required to make up a negative balance in its Capital Account.

         6.8 NO WITHDRAWAL OF CAPITAL. Except as otherwise expressly provided herein, no Partner shall have the right to withdraw capital from the Partnership or to receive any distribution of or return on such Partner's Capital Contributions.

         6.9 ALLOCATIONS. Each item of income, gain, loss and deduction of the Partnership (determined in accordance with U.S. tax principles as applied to the maintenance of capital accounts) shall be allocated among the Capital Accounts of the Partners with respect to each Period as of the end of such Period in a manner that as closely as possible gives economic effect to the provisions of Sections 6 and 13 and the other relevant provisions of this Agreement.

         6.10 TAX MATTERS. Except as otherwise provided herein, the income, gains, losses, credits and deductions recognized by the Partnership shall be allocated among the Partners, for United States federal, state and local income tax purposes, to the extent permitted under the Code and the Treasury Regulations, in the same manner that each such item is allocated to the Partners' Capital Accounts. Notwithstanding the foregoing, the General Partner shall have the power in its sole discretion to make such allocations for United States federal, state and local income tax purposes as may be necessary to maintain substantial economic effect, or to insure that such allocations are in accordance with the interests of the Partners in the Partnership, in each case within the meaning of the Code and the Treasury Regulations. Tax credits shall be allocated in good faith by the General Partner. All matters concerning allocations for United States federal, state and local and non-U.S. income tax purposes, including, without limitation, accounting procedures, not expressly provided for by the terms of this Agreement shall be determined in good faith by the General Partner. The General Partner may, in its sole discretion, cause the Partnership to make the election under section 754 of the Code. The General Partner is hereby designated as the "tax matters partner" of the Partnership, as provided in the Treasury Regulations pursuant to section 6231 of the Code (and any similar provisions under any other state or local or non-U.S. tax laws). Each Partner hereby consents to such designation and agrees that upon the request of the General Partner it will execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. Either the General Partner shall have executed and filed a U.S. Internal Revenue Service Form 8832 prior to the date hereof electing to classify the Partnership as a partnership for U.S. federal income tax purposes pursuant to section 301.7701-3 of the Treasury Regulations as of a date no later than the date hereof, or the General Partner shall timely execute and file such Form 8832 on or after the date hereof electing to classify the Partnership as a partnership for United States federal income tax purposes as of a date no later than the date hereof, and the General Partner is hereby authorized to execute and file such Form for all of the Partners. The General Partner shall not subsequently elect to change such classification. The General Partner is hereby authorized to execute and file for all of the Partners any comparable form or document required by any applicable United States state or local tax law in order for the Partnership to be classified as a partnership under such tax law. The Partnership shall not participate in the establishment of an "established securities market" (within the meaning of section 1.7704-1(b) of the Treasury Regulations) or a "secondary market or the substantial equivalent thereof" (within the meaning of section 1.7704-1(c) of the Treasury Regulations) or, in either case, the inclusion of interests in the Partnership thereon.

         6.11 WITHHOLDING TAXES. (a) AUTHORITY TO WITHHOLD; TREATMENT OF WITHHELD TAX. Notwithstanding any other provision of this Agreement, each Partner hereby authorizes the Partnership to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by the Partnership or any of its Affiliates (pursuant to the Code or any provision of United States federal, state, or local or non-U.S. tax law) with respect to such Partner or as a result of such Partner's participation in the Partnership (including as a result of a distribution in kind). If and to the extent that the Partnership shall be required to withhold or pay any such withholding or other taxes, such Partner shall be deemed for all purposes of this Agreement to have received a payment from the Partnership as of the time such withholding or other tax is required to be paid, which payment shall be deemed to be a distribution of Distributable Cash pursuant to the relevant clause of Section 6.3 with respect to such Partner's interest in the Partnership to the extent that such Partner (or any successor to such Partner's interest in the Partnership) would have received a cash distribution but for such withholding. To the extent that such deemed payment exceeds the cash distribution that such Partner would have received at such time but for such withholding, the General Partner shall notify such Partner as to the amount of such excess and such Partner shall make a prompt payment to the Partnership of such amount by wire transfer. The Partnership may hold back from any distribution in kind property having a Value equal to the amount of taxes withheld or otherwise paid until the Partnership has received such payment.

         (b) WITHHOLDING TAX RATE. Any withholdings referred to in this Section
6.11 shall be made at the maximum applicable statutory rate under the applicable tax law unless the General Partner shall have received an opinion of counsel or other evidence, satisfactory to the General Partner, to the effect that a lower rate is applicable, or that no withholding is applicable.

         (c) WITHHOLDING FROM DISTRIBUTIONS TO THE PARTNERSHIP. In the event that the Partnership receives a distribution or payment from or in respect of which tax has been withheld, the Partnership shall be deemed to have received cash in an amount equal to the amount of such withheld tax, and each Partner shall be deemed to have received as a distribution of Distributable Cash pursuant to the relevant clause of Section 6.3 the portion of such amount that is attributable to such Partner's interest in the Partnership as equitably determined by the General Partner. To the extent that such deemed distribution exceeds the cash distribution that such Partner would have received but for such withholding, the General Partner shall notify such Partner as to the amount of such excess and such Partner shall make a prompt payment to the Partnership of such amount by check or wire transfer, which payment shall not constitute a Capital Contribution and, consequently, shall not reduce the Remaining Capital Commitment or increase the Capital Account of such Partner. In the event that the Partnership anticipates receiving a distribution or payment from which tax will be withheld in kind, the General Partner may elect to prevent such in-kind withholding by paying such tax in cash and may require each Partner in advance of such distribution to make a prompt payment to the Partnership by wire transfer of the amount of such tax attributable to such Partner's interest in the Partnership as equitably determined by the General Partner, which payment shall not constitute a Capital Contribution and, consequently, shall not reduce the Remaining Capital Commitment or increase the Capital Account of such Partner.

         (d) INDEMNIFICATION. Each Partner shall, to the fullest extent permitted by applicable law, indemnify and hold harmless the Partnership and the General Partner against all claims, liabilities and expenses of whatever nature relating to the Partnership's or the General Partner's obligation to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by the Partnership or the General Partner as a result of such Partner's participation in the Partnership. In addition, the Partnership shall, hereby or pursuant to a separate indemnification agreement and to the fullest extent permitted by applicable law, indemnify and hold harmless each Portfolio Company and any other Covered Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or non-U.S. income tax purposes (other than any

Covered Person that is indemnified by each Partner pursuant to the previous sentence) against all claims, liabilities and expenses of whatever nature relating to such Portfolio Company's or Covered Person's obligation to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by such Portfolio Company or Covered Person, as the case may be, as a result of the participation in the Partnership of a Partner (other than such Covered Person). If, pursuant to a separate indemnification agreement or otherwise, the Partnership shall indemnify or be required to indemnify any Portfolio Company or Covered Person against any claims, liabilities or expenses of whatever nature relating to such Portfolio Company's or Covered Person's obligation to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by such Portfolio Company or Covered Person as a result of any Partner's participation in the Partnership, such Partner shall pay to the Partnership the amount of the indemnity paid or required to be paid.

         6.12 CLAWBACK BY PROFITS LIMITED PARTNERS. If, as of the date of the dissolution of the Partnership, prior to the application of this Section 6.12, the aggregate amount distributed pursuant to Section 6 or Section 13 to an Employer Limited Partner with respect to any Profits Limited Partner associated with such Employer Limited Partner is not sufficient to provide the AFR Return attributable to such Profits Limited Partner, such Profits Limited Partner shall contribute to the Partnership an amount that equals the amount of such shortfall and the Partnership shall, subject to Section 6.11 and applicable law, distribute such amount to such Employer Limited Partner.

         6.13 FINAL DISTRIBUTION. The final distributions following dissolution shall be made in accordance with the provisions of Section 13.2.

                                   SECTION 7

                                   THE MANAGER

         The Partnership hereby appoints the Manager, and the Manager hereby agrees, to act as the investment advisor to and manager of the Partnership, and pursuant to such appointment:

         (a) The Manager shall manage the operations of the Partnership, shall have the right to execute and deliver documents on behalf of the Partnership in lieu of the General Partner and shall have discretionary authority with respect to investments of the Partnership, including, without limitation, the authority to evaluate, monitor, exercise voting rights, liquidate and take other appropriate action with respect to investments on behalf of the Partnership, PROVIDED that the management and the conduct of the activities of the Partnership shall remain the sole responsibility of the General Partner and all decisions relating to the selection and disposition of the Partnership's investments shall be made exclusively by the General Partner in accordance with this Agreement.

Appointment of the Manager by the Partnership shall not relieve the General Partner from its obligations to the Partnership hereunder or under the Partnership Law.

         (b) The Manager shall act in conformity with this Agreement and with the instructions and directions of the General Partner.

The engagement by the Partnership of the Manager contemplated hereby may be set forth in a separate management agreement specifying in further detail the rights and duties of the Manager. Such engagement, whether or not set forth in such a management agreement, shall terminate upon the filing of a notice of dissolution of the Partnership as described in Section 13.4(b).

                                   SECTION 8

                     BANKING; ACCOUNTING; BOOKS AND RECORDS;
                             ADMINISTRATIVE SERVICES

         8.1 BANKING. All funds of the Partnership may be deposited in such bank, brokerage or money market accounts as shall be established by the General Partner. Withdrawals from and checks drawn on any such account shall be made upon such signature or signatures as the General Partner may designate. All securities held by the Partnership shall be held by a custodian or at a bank or other secure location selected by the General Partner.

         8.2 MAINTENANCE OF BOOKS AND RECORDS; ACCESS. (a) MAINTENANCE. The General Partner shall keep or cause to be kept complete records and books of account. Such books and records shall be maintained in accordance with the provisions of the Institutional Fund Agreement applicable to the records and books of account of the Institutional Fund as if such provisions were applicable to the Partnership. The books and records required by law to be maintained at the registered office of the Partnership shall be so maintained pursuant to the provisions of the Partnership Law. In particular, the General Partner shall maintain, or cause to be maintained, at the registered office of the Partnership, in accordance with the Partnership Law, the Partnership Register containing the name and address, amount and date of the contribution or contributions of each Partner and the amount and date of any payment representing a return of any part of the contributions of any Partner, which register shall be updated within twenty-one Business Days of any change in the particulars therein. In accordance with the Partnership Law, the Partnership Register shall be PRIMA FACIE evidence of the matters which are required to be inserted therein and shall be open to inspection by any Person during all business hours.

         (b) ACCESS. Such books and records shall be available, upon five Business Days' notice to the General Partner, for inspection and copying at reasonable times during normal business hours by a Limited Partner or its duly authorized agents or representatives for any purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership.

         8.3 PARTNERSHIP TAX RETURNS. The General Partner shall cause the Partnership initially to elect the Fiscal Year as its taxable year and shall cause to be prepared and timely filed all tax returns required to be filed for the Partnership in the jurisdictions in which the Partnership conducts business or derives income for all applicable tax years.

         8.4 VALUATION. For all purposes of this Agreement, "VALUE" shall mean, with respect to any asset or Security, including but not limited to any Portfolio Investment, owned (directly or indirectly) by the Partnership at any time, the fair market value of such asset or Security, as determined by the General Partner in its sole discretion. "Fair market value" generally shall be determined by the General Partner by reference to such factors as it deems appropriate, including, with respect to a Security owned directly or indirectly by the Partnership, the valuation set forth for such Portfolio Investment in the Partnership's most recent quarterly financial statements. Any valuation may, in the discretion of the General Partner, be made by independent third parties appointed by the General Partner and deemed qualified by the General Partner to render valuation opinions, which third parties may use such methods and consider such information as they deem appropriate.

                                   SECTION 9

                               REPORTS TO PARTNERS

         9.1 INDEPENDENT AUDITORS. The books of account and records of the Partnership shall be audited as of the end of each Fiscal Year by such recognized accounting firm as shall be selected by the General Partner. The Partnership's independent public accountants shall be a recognized independent public accounting firm selected from time to time by the General Partner in its sole discretion. All reports provided to the Limited Partners pursuant to
Section 9.2 shall be prepared in accordance with United States generally accepted accounting principles consistently applied. The Partnership's financial statements shall not be consolidated with those of the General Partner, any Portfolio Company or any Affiliate of the Partnership, unless such consolidation shall be required by United States generally accepted accounting principles, in which case the Partnership shall provide "stand-alone" financial statements for the Partnership, reviewed by the Partnership's independent public accounting firm on an unconsolidated basis pursuant to investment company accounting standards as reasonably determined by the General Partner.

         9.2 REPORTS TO CURRENT PARTNERS. As soon as practicable after the end of each Fiscal Year, the General Partner shall prepare and mail or cause to be prepared and mailed to each Limited Partner audited financial statements of the Partnership, a statement of such Limited Partner's capital account and such other information as the General Partner, in its sole discretion, deems appropriate. As soon as practicable after the end of the second fiscal quarter each Fiscal Year, the General Partner shall prepare and mail or cause to be prepared and mailed to each Limited Partner unaudited financial statements of the Partnership and such other information as the General Partner, in its sole discretion, deems appropriate. In addition, if a Limited Partner so requests in writing, the Partnership shall provide to each Limited Partner on a timely basis, all reports sent (after the date of such request) to the limited partners of the Institutional Fund pursuant to the limited partnership agreement of the Institutional Fund.

         9.3 UNITED STATES FEDERAL INCOME TAX INFORMATION. The General Partner shall use its commercially reasonable best efforts to send, no later than 90 days after the end of each Fiscal Year, to each Limited Partner (or its legal representatives) and to each other Person that was a Limited Partner at any time during such Fiscal Year (or its legal representatives), a Schedule K-1, "Partner's Share of Income, Credits, Deductions, Etc.," to United States Internal Revenue Service Form 1065, "U.S. Partnership Return of Income," or any successor schedule or form, filed by the Partnership, for such Person.

         9.4 ADDITIONAL INFORMATION. The General Partner shall promptly provide to any Tier 1 Limited Partner who so requests in writing such additional information concerning the Partnership as such Tier 1 Limited Partner may reasonably find relevant to the interests in the Partnership held by such Tier 1 Limited Partner.

                                   SECTION 10

                       INDEMNIFICATION OF COVERED PERSONS

         10.1 INDEMNIFICATION OF COVERED PERSONS. (a) GENERAL. The Partnership and each Partner shall, and hereby does, to the fullest extent permitted by applicable law, indemnify, hold harmless and release each Covered Person from and against all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise, of whatever nature, known or unknown, liquidated or unliquidated ("CLAIMS"), that may accrue to or be incurred by any Covered Person, or in which any Covered Person may become involved, as a party or otherwise, or with which any Covered Person may be threatened, relating to or arising out of the business and affairs of, or activities undertaken in connection with, the Partnership (including, but not limited to, Claims arising out of the disposition of any Portfolio Company), or otherwise relating to or arising out of this Agreement, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees and expenses incurred in connection with the preparation for or defense or disposition of any investigation, action, suit, arbitration or other proceeding (a "PROCEEDING"), whether civil or criminal (all of such Claims and amounts covered by this Section 10.1, and all expenses referred to in Section 10.2, referred to as "DAMAGES"), except to the extent that it shall have been determined ultimately by a court of competent jurisdiction that such Damages arose from the Disabling Conduct of such Covered Person. The termination of any Proceeding by settlement shall not, of itself, create a presumption that such Covered Person has engaged in Disabling Conduct or any Damages relating to such settlement arose primarily from the Disabling Conduct of any Covered Person. The provisions of this Section 10 shall survive the termination, dissolution and winding-up of the Partnership.

         (b) CONTRIBUTION. Notwithstanding any other provision of this Agreement, at any time and from time to time and prior to the last day of the Term, the General Partner may require the Partners to contribute to the Partnership an amount sufficient to satisfy all or any portion of the indemnification obligations of the Partnership, whether such obligations arise before or after the last day of the Term, or with respect to any Person who is a Partner, before or after such Person ceases to be a Partner, PROVIDED that each Partner shall make such contributions in respect of its share of any such indemnification obligations made or required to be made as follows:

                  (i) if the Claims or Damages so indemnified against arise out of a Portfolio Investment,

                           (A) by each Partner to which Distributable Cash was
                  distributed in connection with such Portfolio Investment in such amounts as shall result in each Partner retaining from such Distributable Cash the amount that would have been distributed to such Partner had the amount of Distributable Cash been, at the time of such distribution, reduced by the amount of such indemnification obligations, as equitably determined by the General Partner; and

                           (B) thereafter, by the Partners in proportion to
                  their Sharing Percentages with respect to such Portfolio Investment, or

                  (ii) in any other circumstances, by the Partners (other than the Employer Limited Partners) in proportion to their Capital Commitments and/or Associated Commitments, as the case may be.

Notwithstanding anything in this Section 10 to the contrary, a Partner's liability under the first sentence of this Section 10.1(b) is limited to such Partner's Capital Commitment. Nothing in this Section 10.1(b), express or implied, is intended or shall be construed to give any Person other than the Partnership or the Partners any legal or equitable right, remedy or claim under or in respect of this Section 10.1(b) or any provision contained herein.

         (c) NO DIRECT LIMITED PARTNER INDEMNITY. Limited Partners shall not be required directly to indemnify any Covered Person under this Section 10.1.

         10.2 EXPENSES, ETC. To the fullest extent permitted by applicable law, expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder shall be advanced by the Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined ultimately by a court of competent jurisdiction that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person's successors, assigns and legal representatives. All judgments against the Partnership, and all judgments against the Partnership and either or both of the General Partner and/or the Manager in respect of which the General Partner and/or the Manager are/is entitled to indemnification, shall first be satisfied from Partnership assets (including, without limitation, Capital Contributions and any payments under Section 10.1(b)), before the General Partner or the Manager, as the case may be, is responsible therefor.

         10.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim for indemnification in respect thereof is to be made against the Partnership, give written notice to the Partnership of the commencement of such Proceeding, PROVIDED that the failure of any Covered Person to give notice as provided herein shall not relieve the Partnership of its obligations under this
Section 10, except to the extent that the Partnership is actually prejudiced by such failure to give notice. In case any such Proceeding is brought against a Covered Person (other than a derivative suit in right of the Partnership), the Partnership shall be entitled to participate in and to assume the defense thereof to the extent that the Partnership may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Partnership to such Covered Person of the Partnership's election to assume the defense of such Proceeding, the Partnership shall not be liable for expenses subsequently incurred by such Covered Person in connection with the defense thereof. The Partnership shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect to such Claim.

         10.4 NO WAIVER. Nothing contained in this Section 10 shall constitute a waiver by any Partner of any right that it may have against any party under any U.S. federal or state securities laws, Cayman Islands laws or other non-U.S. laws.

         10.5 COVERED PERSONS MAY RELY AND ENFORCE. It is the express intention of the parties hereto that the provisions of this Section 10 for the indemnification of Covered Persons may be relied upon by such Covered Persons and may be enforced by such Covered Persons (or by the General Partner on behalf of any such Covered Person, PROVIDED that the General Partner shall not have any obligation to so act for or on behalf of any such Covered Person) against the Partnership and the Partners as if such Covered Persons were parties hereto.

                                   SECTION 11

                   TRANSFER OF LIMITED PARTNERSHIP INTERESTS;
                         WITHDRAWAL OF LIMITED PARTNERS

         11.1 ADMISSION, SUBSTITUTION AND WITHDRAWAL OF LIMITED PARTNERS; ASSIGNMENT. (a) GENERAL. Except as set forth in Section 5 or in this Section 11, no Additional Limited Partners may be admitted to, and no Limited Partner may withdraw from, the Partnership prior to the dissolution and winding-up of the Partnership. Except as set forth in this Section 11 no Limited Partner shall sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of ("TRANSFER") all or any part of its interest in the Partnership, PROVIDED that any Limited Partner may, with the prior written consent of the General Partner (which consent may be withheld in the sole and absolute discretion of the General Partner) and upon compliance with Sections 11.1(b) and (c), Transfer all or a portion of such Limited Partner's interest in the Partnership. Notwithstanding the foregoing, no Limited Partner may enter into, create, sell or Transfer any financial instrument or contract the value of which is determined in whole or in part by reference to the Partnership (including the amount of Partnership distributions, the value of Partnership assets, or the results of Partnership operations), within the meaning of section 1.7704-1(a)(2)(i)(B) of the Treasury Regulations.

         (b) CONDITIONS TO TRANSFER. Any purported Transfer by a Limited Partner pursuant to the terms of this Section 11 shall, in addition to requiring the prior written consent referred to in Section 11.1(a), be subject to the satisfaction of the following conditions:

                  (i) the Limited Partner that proposes to effect such a Transfer (a "TRANSFEROR") or the Person to whom such Transfer is made (a "TRANSFEREE") shall pay all expenses incurred by the Partnership or the General Partner on behalf of the Partnership in connection therewith;

                  (ii) the Partnership shall receive from the Transferee (and in the case of clause (C) below, from the Transferor to the extent specified by the General Partner) (A) such documents, instruments and certificates as may be requested by the General Partner, pursuant to which such Transferee shall become bound by this Agreement, including, without limitation, a counterpart of this Agreement executed by or on behalf of such Transferee, (B) a certificate to the effect that the representations set forth in the Subscription Agreement of such Transferee are (except as otherwise disclosed to the General Partner) true and correct with respect to such Transferee as of the date of such Transfer and (C) such other documents, opinions, instruments and certificates as the General Partner shall request;

                  (iii) such Transferor or Transferee shall, prior to making any such Transfer, deliver to the Partnership the opinion of counsel described in Section 11.1(c);

                  (iv) the General Partner may, in its sole discretion, require any Limited Partner wishing to make a Transfer under this Section 11 or such Transferee to pay to the Partnership such amount in immediately available funds as is sufficient to cover all expenses incurred by or on behalf of the Partnership in connection with such substitution or Transfer, and in connection therewith, to execute and deliver such documents, instruments, certificates and opinions of counsel as the General Partner shall request;

                  (v) the General Partner shall be given at least 30 days' prior written notice of such desired Transfer;

                  (vi) the Transferor and the Transferee shall each provide a certificate to the effect that (A) the proposed Transfer will not be effected on or through (1) a U.S. national, regional or local securities exchange, (2) a non-U.S. securities exchange or (3) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, NASDAQ or a foreign equivalent thereto) and (B) it is not, and its proposed Transfer or acquisition (as the case may be) will not be made by, through or on behalf of, (1) a Person, such as a broker or a dealer, making a market in interests in the Partnership or (2) a Person who makes available to the public bid or offer quotes with respect to interests in the Partnership;

                  (vii) such Transfer will not be effected on or through an "established securities market" or a "secondary market or the substantial equivalent thereof," as such terms are used in section 1.7704-1 of the Treasury Regulations; and

                  (viii) such Transfer would not result in the Partnership at any time during its taxable year having more than 100 partners within the meaning of section 1.7704-1(h)(1)(ii) of the Treasury Regulations (taking into account section 1.7704-1(h)(3) of the Treasury Regulations).

The General Partner may waive any or all of the conditions set forth in this
Section 11.1(b) (other than clause (vii) hereof) if in its sole discretion, it deems it in the best interest, or not opposed to the interest, of the Partnership to do so.

         (c) OPINION OF COUNSEL. The opinion of counsel referred to in Section 11.1(b)(iii) shall be in form and substance satisfactory to the General Partner, shall be from counsel satisfactory to the General Partner and shall be substantially to the effect that (unless specified otherwise by the General Partner) the consummation of the Transfer contemplated by the opinion:

                  (i) will not require registration under, or violate any provisions of, the Securities Act or any applicable state or non-U.S. securities laws;

                  (ii) will not require the General Partner or the Partnership to register as an investment company under the Investment Company Act; and, as required by the General Partner, that the Transferee is a Person that counts as one beneficial owner for purposes of section 3(c)(1) of the Investment Company Act;

                  (iii) will not require the Manager, the General Partner or any Affiliate of the Manager or the General Partner that is not registered under the Investment Advisers Act or the Partnership to register as an investment adviser under the Investment Advisers Act;

                  (iv) will not cause the Partnership to be taxable as corporation under the Code; and

                  (v) will not violate the laws, rules or regulation of any state or the rules and regulations of any Governmental Authority applicable to such Transfer.

In giving such opinion, counsel may, with the consent of the General Partner, rely as to factual matters on certificates of the Transferor, the Transferee and the General Partner.

         (d) DEATH, INCAPACITY ETC. Subject to Sections 11.1(a), 11.1(b) and 11.1(c), the estate of a Limited Partner who is a natural person shall have the right to Transfer, upon the death, incompetency, bankruptcy, withdrawal or incapacity of such Limited Partner, his or her interest in the Partnership.

         (e) SUBSTITUTE LIMITED PARTNERS. Notwithstanding any other provision of this Agreement, any Transferee of a Transferor's interest in the Partnership pursuant to the terms of this Section 11 may be admitted to the Partnership as a substitute limited partner of the Partnership (a "SUBSTITUTE LIMITED PARTNER") only with the consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. Upon the admission of such Transferee as a Substitute Limited Partner, all references herein to such Transferor shall be deemed to apply to such Substitute Limited

Partner, and such Substitute Limited Partner shall succeed to all rights and obligations of the Transferor hereunder. A Person shall be deemed admitted to the Partnership as a Substitute Limited Partner at the time that the foregoing conditions are satisfied and such Person is listed as a limited partner of the Partnership in the Partnership Register. Any Transferee of an economic interest in the Partnership shall become a Substitute Limited Partner only upon satisfaction of the requirements set forth in this Section 11.1.

         (f) TRANSFER IN VIOLATION OF AGREEMENT NOT RECOGNIZED. No attempted Transfer or substitution shall be recognized by the Partnership and any purported Transfer or substitution shall be void unless effected in accordance with and as permitted by this Agreement.

         11.2 ADDITIONAL LIMITED PARTNERS. (a) CONDITIONS TO ADMISSION. In addition to the admission of Limited Partners at the Initial Closing, the General Partner, in its sole discretion, may schedule, from time to time, one or more additional Closings for one or more Person or Persons seeking admission to the Partnership as an additional limited partner of the Partnership (each such Person, an "ADDITIONAL LIMITED PARTNER", which term shall include any Person that is a Partner immediately prior to such additional Closing and that wishes to increase the amount of such Person's Capital Commitment or, in the case of a Profits Limited Partner, its Associated Commitment), subject to the determination by the General Partner in the exercise of its good faith judgment that in the case of each such admission or increase the following conditions have been satisfied:

                  (i) Each such Additional Limited Partner shall have executed and delivered such instruments and shall have taken such actions as the General Partner shall deem necessary, convenient or desirable to effect such admission or increase, including, without limitation, the execution of (A) a Subscription Agreement pursuant to which such Additional Limited Partner agrees to be bound by the terms and provisions hereof or (if such Additional Limited Partner is a Cash Limited Partner or an Employer Limited Partner) to increase the amount of such Limited Partner's Capital Commitment, as the case may be and
         (B) a Power of Attorney.

                  (ii) Such admission or such increase shall not result in a violation of any applicable law, including, without limitation, Cayman Islands and United States federal and state securities laws, or any term or condition of this Agreement and, as a result of such admission or such increase, the Partnership shall not be required to register as an Investment Company under the Investment Company Act or any law of similar import of the Cayman Islands; none of the General Partner, the Manager or any Affiliate of the General Partner or Manager would be required to register as an investment adviser under the Investment Advisers Act or any law of similar import of the Cayman Islands; and the Partnership shall not become taxable as a corporation or association.

         (b) On the date of its admission to the Partnership or the date of such increase, as the case may be, such Additional Limited Partner shall have paid or unconditionally agreed to pay to the Partnership, an amount equal to the sum of

                  (i) in the case of each Portfolio Investment then held by the Partnership, with the exception of such Portfolio Investments as the General Partner in its sole discretion deems fair and equitable to exclude, the percentage of such Additional Limited Partner's Capital Commitment or (if the Additional Limited Partner is increasing its Capital Commitment) the percentage of the amount of the increase of such Additional Limited Partner's Capital Commitment that is equal to a fraction, (1) the numerator of which is the aggregate of the Capital Contributions of the previously admitted Partners used to fund the cost of such Portfolio Investment and (2) the denominator of which is the sum of the aggregate of (x) the Capital Commitments of the previously admitted Partners that made Capital Contributions used to fund the cost of such Portfolio Investment and (y) (without duplication) the Capital Commitments of all Additional Limited Partners, and

                  (ii) the percentage of such Additional Limited Partner's Capital Commitment or (if such Additional Limited Partner is increasing its Capital Commitment) the percentage of the amount of the increase of such Additional Limited Partner's Capital Commitment that is equal to a fraction, (1) the numerator of which is the aggregate of the Capital Contributions of the previously admitted Limited Partners in respect of all Drawdowns which have theretofore been funded and not returned to the Partners, other than Drawdowns made and used to fund the cost of a Portfolio Investment and (2) the denominator of which is the sum of the aggregate of (X) the Capital Commitments of all previously admitted Partners and (Y) (without duplication) the Capital Commitments of all Additional Limited Partners,

together with, in the case of clauses (A) and (B), an amount calculated as interest thereon at a rate per annum equal to the Prime Rate plus 200 basis points from the dates that contribution of such amounts by such Additional Limited Partner would have been due if such Additional Limited Partner had been admitted to the Partnership or had increased its Capital Commitment, as the case may be, on the date of the Initial Closing, to the date that the payment required to be made by such Additional Limited Partner pursuant to this Section 11.2(a)(iii) is made, which interest shall be treated as provided in Section 11.2(b), and less such amount as is necessary to take into account all distributions theretofore made.

         A Person shall be deemed admitted to the Partnership as an Additional Limited Partner at the time that the foregoing conditions are satisfied and when such Person is listed as a limited partner of the Partnership, and the Capital Commitment made with respect to such Person is listed, in the Partnership Register.

         (c) CERTAIN PAYMENTS AND TRANSFERS. Any amount paid by an Additional Limited Partner pursuant to Section 11.2(a)(iii)(A) with respect to the acquisition of Portfolio Investment (and any interest paid thereon) shall be remitted promptly to the previously admitted Partners, PRO RATA in accordance with their Capital Contributions used to fund the acquisition of such Portfolio Investment (before giving effect to the adjustments referred to in the following clause), and the Partners' Sharing Percentages for such Portfolio Investment shall be appropriately adjusted. Any amount paid by an Additional Limited Partner pursuant to Section 11.2(a)(iii)(B) (and any interest paid thereon) shall be remitted promptly to the previously admitted Partners, PRO RATA in accordance with their Capital Commitments. Such payments and remittances shall, in accordance with section 707(a) of the Code, be treated for all purposes of this Agreement and for all accounting and tax reporting purposes as payments made directly from the Additional Limited Partner to the previously admitted Partners and not as items of Partnership income, gain, loss, deduction, contribution or distribution. Such Additional Limited Partner shall succeed to the Capital Contributions of the previously admitted Partners attributable to the portion of the amount remitted to such previously admitted Partners pursuant to Section 11.2(a)(iii) (not including any amount calculated as interest thereon), as appropriate, and the Capital Contributions of the previously admitted Partners shall be decreased accordingly. In addition, the Remaining Capital Commitments of the previously admitted Limited Partners shall be increased by such amount remitted (not including any amount calculated as interest thereon), and the amount of such increase in Remaining Capital Commitments may be called again by the Partnership. The Remaining Capital Commitment of the Additional Limited Partner shall be appropriately determined by the General Partner. The Partnership Register shall be amended by the General Partner as appropriate to show the name and business address of each Additional Limited Partner and the amount of its Capital Commitment. Neither the admission of an Additional Limited Partner nor an increase in the amount of an Additional Limited Partner's Capital Commitment shall be a cause for dissolution of the Partnership.

         (d) NO CONSENT. The transactions contemplated by this Section 11.2 shall not require the consent of any of the Limited Partners.

         (e) MULTI-FUND AND MULTI-VEHICLE ADJUSTMENTS. Any payments to be made by, and the distributions to be made to, certain Partners pursuant to Section 11.2(a) and (b), and the equivalent provisions of the Institutional Fund Agreement, shall be adjusted as necessary to take into account (i) that investments held by the Partnership may, as of any Closing Date, be held by one or more of the Co-Investment Funds, (ii) that a portion of each Limited Partner's Capital Commitment originally made to the Partnership may, at the time of the subsequent Closings, be a capital commitment to one or more Special Investment Vehicles, and (iii) closings of a Co-Investment Fund. Notwithstanding any other provision of this Agreement, investments held by the Partnership, the other Co-Investment Funds, and/or Special Investment Vehicles may be transferred among such entities (for a price equal to cost plus interest thereon at a rate per annum of the Prime

Rate plus 200 basis points) to effectuate the purposes of this Section 11.2 and the equivalent provisions of the Institutional Fund Agreement. After the payments, distributions and adjustments described in this Section 11.2(d) and the equivalent provisions of the Institutional Fund Agreement are taken into account, each investment in a Portfolio Company shall be held by the Partnership and any Co-Investment Fund in proportion to their respective capital commitments, including, without limitation, all capital committed to the Partnership or any such Co-Investment Fund, as the case may be, after the date on which such investment was made but prior to September 30, 2004.

                                   SECTION 12

                        DEATH, INCOMPETENCY OR BANKRUPTCY
                           OR DISSOLUTION OF PARTNERS

         12.1 BANKRUPTCY, DISSOLUTION OF THE GENERAL PARTNER. In the event of the bankruptcy or dissolution and commencement of winding up of the General Partner or the occurrence of any other event that causes the General Partner to cease to be a general partner of the Partnership under the Partnership Law, the Partnership shall be dissolved and its affairs shall be wound up as provided in
Section 13, unless the business of the Partnership is continued pursuant to
Section 13.1(a). The General Partner shall take no action voluntarily to declare bankruptcy or accomplish its dissolution prior to the dissolution of the Partnership. Notwithstanding any other provision of this Agreement, the bankruptcy of the General Partner will not cause the General Partner to cease to be a general partner of the Partnership, and upon the occurrence of such an event, the business of the Partnership shall continue without dissolution.

         12.2 DEATH, INCOMPETENCE, BANKRUPTCY, DISSOLUTION OR WITHDRAWAL OF A LIMITED PARTNER. The death, Total Disability, bankruptcy, dissolution, retirement, resignation or withdrawal of a Limited Partner or the occurrence of any other event that causes a Limited Partner to cease to be a Partner of the Partnership shall not in and of itself dissolve or terminate the Partnership; and the Partnership, notwithstanding such event, shall continue without dissolution upon the terms and conditions provided in this Agreement, and each Limited Partner, by executing this Agreement, agrees to such continuation of the Partnership without dissolution.

                                   SECTION 13

                     DURATION AND TERMINATION OF PARTNERSHIP

         13.1 DURATION. (a) There shall be a dissolution of the Partnership and its affairs shall be wound up upon the first to occur of any of the following events:

                  (i) the date of the dissolution of the Institutional Fund; or

                  (ii) the last Business Day of the Fiscal Year in which all assets acquired, or agreed to be acquired, by the Partnership have been sold or otherwise disposed of; or

                  (iii) the withdrawal, bankruptcy or dissolution and commencement of winding up of the General Partner, or the assignment by the General Partner of its entire interest in the Partnership in contravention of this Agreement, or the occurrence of any other event that causes the General Partner to cease to be a general partner of the Partnership under the Partnership Law, UNLESS, within 90 calendar days after the occurrence of such event, a substitute general partner is appointed by a Majority in Interest effective as of the date of withdrawal (i) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership that is hereby authorized to and does (unanimously in the case of more than one general partner) elect to continue the business of the Partnership without dissolution or (ii) the business of the Partnership is otherwise continued without dissolution pursuant to the provisions of the Partnership Law and PROVIDED, that for the purposes of this Section 13.1, the General Partner shall not be deemed to have been dissolved or to have commenced a winding up as a result of the fact that any general partner of the General Partner ceases to be a general partner of the General Partner if and as long as the General Partner shall have at least one remaining general partner who shall have the right and shall elect to carry on the business of the General Partner; and PROVIDED, FURTHER, that the conversion of the General Partner to a limited partnership, limited liability company or other entity, or the Transfer of the General Partner's interest as the general partner of the Partnership to, or the merger of the General Partner with and into, a limited partnership, limited liability company or other entity as provided for in Section 2.7 shall not, for the purposes of this Section
         13.1 be deemed a dissolution or winding up or commencement of winding up of the General Partner; or

                  (iv) a decision, made by the General Partner in its sole discretion, to dissolve the Partnership because it has determined, due to a change in the text, application or interpretation of any applicable statute, regulation, case law, administrative ruling or other similar authority (including, without limitation, changes that result in the Partnership being taxable as a corporation under United States federal income tax law), that the Partnership will be unable to effectively carry out its investment program as contemplated by this Agreement; or

                  (v) the entry of a decree of judicial dissolution.

         13.2 DISTRIBUTION UPON DISSOLUTION. Upon the dissolution of the Partnership, the General Partner (or, if dissolution of the Partnership should occur by reason of Section 13.1(a)(iii), a liquidating trustee selected by the General Partner, or if the General

Partner has dissolved or withdraws from the Partnership, or other representative duly designated by a Majority in Interest) shall proceed, subject to the provisions of this Section 13, to liquidate the Partnership and apply the proceeds of such liquidation, or in its sole discretion to distribute Partnership assets, in the following order of priority:

                  FIRST, to creditors in satisfaction of debts and liabilities of the Partnership, whether by payment or the making of reasonable provision for payment (other than any loans or advances that may have been made by any of the Partners to the Partnership), and the expenses of liquidation whether by payment or the making of reasonable provision for payment, any such reasonable reserves (which may be funded by a liquidating trust) to be established by the General Partner (or any liquidating trustee selected by the General Partner, or if the General Partner has dissolved or withdraws from the Partnership, or other representative duly designated by a Majority in Interest) in amounts deemed by it to be reasonably necessary for the payment of the Partnership's expenses, liabilities and other obligations (whether fixed or contingent, conditional or unmatured);

                  SECOND, to the Partners in satisfaction of any loans or advances that may have been made by any of the Partners to the Partnership, whether by payment or the making of reasonable provision for payment;

                  THIRD, to the Partners in accordance with Section 6.3.

         13.3 DISTRIBUTIONS IN CASH OR IN KIND. Upon the dissolution of the Partnership, the General Partner (or liquidating trustee selected by the General Partner or, if the General Partner has dissolved or withdraws from the Partnership, a representative duly designated by a Majority in Interest) its successor or other representative shall use its commercially reasonable efforts to liquidate all of the Partnership assets in an orderly manner and apply the proceeds of such liquidation as set forth in Section 13.2, PROVIDED THAT if in the good faith business judgment of the General Partner (or such liquidating trustee or other representative), a Partnership asset should not be liquidated, the General Partner (or such other representative) shall allocate, on the basis of the Value of any Partnership assets not sold or otherwise disposed of, any unrealized gain or loss based on such Value to the Partner's Capital Accounts as though the assets in question had been sold on the date of distribution and, after giving effect to any such adjustment, distribute said assets in accordance with Section 13.2, subject to the priorities set forth in Section 13.2, PROVIDED FURTHER that the General Partner (such other representative) will in good faith attempt to liquidate sufficient Partnership assets to satisfy in cash (or make reasonable provision for) the debts and liabilities referred to in paragraphs First and Second of Section 13.2. The General Partner may cause certificates evidencing any Securities to be distributed to be imprinted with legends as to such restrictions on transfers that it may deem necessary or appropriate, including, without limitation, legends as to applicable federal or state or non-U.S. securities laws or other legal or contractual restrictions, and may require any Partner to which Securities are to be distributed to agree in writing (A) that such Securities will not be transferred except in compliance with such restrictions and (B) to such other matters as the General Partner may deem necessary, appropriate convenient or incidental to the foregoing.

         13.4 TIME FOR LIQUIDATION, ETC. (a) At the end of the term of the Partnership as provided for in the provisos to Section 1.4, the Partnership shall be liquidated and any remaining assets shall be distributed in accordance with Section 13.2. A reasonable time period shall be allowed for the orderly winding-up and liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to seek to minimize potential losses upon such liquidation. Subject to Section 13.1, the provisions of this Agreement shall remain in full force and effect during the period of winding-up and until the filing of a notice of dissolution of the Partnership with the Registrar of Exempted Limited Partnerships of the Cayman Islands, as provided in 13.4(b).

         (b) FILING OF NOTICE OF DISSOLUTION. Upon completion of the foregoing, the General Partner (or any liquidating trustee selected by the General Partner, or if the General Partner has dissolved or withdraws from the Partnership, a representative duly designated by a Majority in Interest) shall execute, acknowledge and cause to be filed a notice of dissolution of the Partnership with the Registrar of Exempted Limited Partnerships of the Cayman Islands.

         13.5 GENERAL PARTNER AND MANAGER NOT PERSONALLY LIABLE FOR RETURN OF CAPITAL CONTRIBUTIONS. None of the General Partner or the Manager, or any of its or their respective Affiliates shall be personally liable for the return of all or any portion of the Capital Accounts or the Capital Contributions of any Partner, and such return shall be made solely from available Partnership assets, if any, and each Limited Partner hereby waives any and all claims it may have against the General Partner or the Manager, or any of its or their respective Affiliates thereof in this regard.

         13.6 REORGANIZATION OF THE PARTNERSHIP. To the extent permitted by law, in order to effect a reorganization of the Partnership,

                  (a) the General Partner may cause the conversion of the Partnership to a limited partnership, limited liability company or other entity formed under the laws of the Cayman Islands or any other jurisdiction or

                  (b) the General Partner may cause the exchange of the interests of the Partners in the Partnership for interests in, or cause the Partnership to be merged with and into, a limited partnership, limited liability company or other entity formed under the laws of the Cayman Islands or any other jurisdiction, but only if in any such case the Partners (including, without limitation, their successors) shall become, and no other Persons (other than Persons necessary for the qualification of such limited partnership, limited liability company or other entity under such laws) shall be, the partners of such limited partnership, the members of such limited liability company or the equity holders of such other entity, as the case may be, PROVIDED that no such conversion, exchange or merger shall be permitted unless

                  (i) the General Partner shall first have delivered to the Partnership

                           (A) a written opinion from Debevoise & Plimpton or
                  other counsel of recognized standing experienced in United States federal income tax matters, to the effect that such limited partnership, limited liability company or other entity will be classified as a partnership, and will not be treated as a corporation, for United States federal income tax purposes, and

                           (B) a written opinion (the conclusions of which may
                  be based in part on the opinion specified in the immediately preceding clause (A)) of each of

                                    (1) experienced counsel admitted to practice
                           in each jurisdiction in which such limited partnership, limited liability company or other entity is formed or has an office and

                                    (2) experienced counsel admitted to practice
                           in each jurisdiction (X) in which such limited partnership, limited liability company or other entity shall have an office, be doing business or otherwise be subject to the income tax laws of such jurisdiction immediately after such conversion, exchange or merger and (Y) under the income tax laws of which the Partnership was not taxed directly on its income before such conversion, exchange or merger, to the effect that such conversion, exchange or merger would not cause such limited partnership, limited liability company or other entity to be taxed directly on its income under the income tax laws of such jurisdiction,

                  (ii) the General Partner shall have first delivered to the Partnership a written opinion of experienced counsel admitted to practice in the jurisdiction under the laws of which such limited partnership, limited liability company or other entity is formed, to the effect that such conversion, exchange or merger would not adversely affect the limited liability of the Limited Partners,

                  (iii) such conversion, exchange or merger would not result in the violation of any applicable securities laws,

                  (iv) such conversion, exchange or merger would not result in such limited partnership, limited liability company or other entity being required to register as an Investment Company under the Investment Company Act or any law of similar import of the jurisdiction under the laws of which such limited partnership, limited liability company or other entity is formed, and would not result in the General Partner or any Affiliate of the General Partner being required to register as an investment adviser under the Investment Advisers Act or any law of similar import of such jurisdiction, and

                  (v) the General Partner shall have made a good faith determination that such conversion, exchange or merger would not adversely affect the rights or increase the liabilities of the Limited Partners.

Upon any such conversion, exchange or merger, such limited partnership, limited liability company or other entity shall be treated as the successor to the Partnership for all purposes of this Agreement and of the corresponding agreement pursuant to which the rights and obligations of the partners of such limited partnership, the members of such limited liability company or the equity holders of such other entity, as the case may be, are determined. All Subscription Agreements applicable to the Partnership that are in effect at the time of any such conversion, exchange or merger shall thereafter continue in full force and effect, and shall apply to the limited partnership, limited liability company or other entity that becomes the successor to the Partnership pursuant to such conversion, exchange or merger. In conjunction with any such conversion, exchange or merger, the General Partner may execute, on behalf of the Partnership and each of the Limited Partners, all documents that in its reasonable judgment are necessary or appropriate to consummate such conversion, exchange or merger, including, but not limited to, the agreement pursuant to which the rights and obligations of the partners of such limited partnership, the members of such limited liability company or the equity holders of such other entity, as the case may be, are determined (in the case of such a conversion to, exchange for interests in or merger into a limited partnership, including the limited partnership agreement thereof), all without any further consent or approval of any other Partner, PROVIDED, that no such agreement may directly or indirectly effect a modification or amendment of the rights and obligations of the Partners which, if such modification or amendment were made to this Agreement, would require the consent of the Partners, any group thereof, or any individual Partner as provided in Section 15.1, unless the consent to such modification or amendment required under Section 15.1 is obtained. A reorganization of the Partnership pursuant to this Section 13.6 shall not be deemed to be or result in a dissolution, winding up or commencement of winding up of the Partnership.

                                   SECTION 14

                                   DEFINITIONS

         As used herein the following terms have the respective meanings set forth below (each such meaning to be equally applicable to the singular and plural forms of the respective terms so defined):

         "ADDITIONAL LIMITED PARTNER" shall have the meaning set forth in
Section 11.2(a).

         "ADJUSTMENT DATE" shall mean the last Business Day of any Fiscal Year or any other date determined by the General Partner, in its sole discretion, as appropriate for an interim closing of the Partnership's books.

         "ADVANCE" shall mean, with respect to a Profits Limited Partner, the amount by which the Associated Contributions exceed the amount of the deferrals made under the MMC Capital Plan by the Person who is such Profits Limited Partner and credited to such Person's AFR Account (as defined in the MMC Capital
Plan) under the MMC Capital Plan.

         "AFFILIATE" shall mean, with respect to any specified Person, (A) a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified, (B) a trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in another similar fiduciary capacity, and (C) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person, PROVIDED that none of the Portfolio Companies or portfolio companies of the private equity funds managed by the Manager, including without limitation The Trident Partnership, L.P., Trident II, L.P., Marsh & McLennan Capital Technology Venture, L.P., MMC Capital Technology Fund II, L.P. and Marsh & McLennan Capital Communications and Information Fund, L.P. shall be an "Affiliate" of a Key Employee, the Manager, the General Partner or the Partnership.

         "AFR RATE" shall mean the fixed rate of return as of the date of the first Drawdown, equal to the applicable federal long-term rate under section 1274(d) of the Code, compounded annually, as determined in the good faith judgment of the General Partner, PROVIDED, that the General Partner may increase such fixed rate of return if, as of the date of any subsequent Drawdown, such fixed rate of return is less than the applicable federal rate under Section 1274(d) of the Code, compounded annually.

         "AFR RETURN" shall have the meaning set forth in Section 6.3, paragraph FIRST.

         "AGREEMENT" shall have the meaning set forth in the initial paragraph of this Agreement.

         "ASSOCIATED COMMITMENT" shall mean, with respect to a Profits Limited Partner, the Capital Commitment of the Employer Limited Partner associated with such Profits Limited Partner.

         "ASSOCIATED CONTRIBUTION" shall mean, with respect to a Profits Limited Partner, the Capital Contribution of the Employer Limited Partner associated with such Profits Limited Partner.

         "AVAILABLE ASSETS" shall mean as of any date, the excess of the cash, cash equivalent items and Temporary Investments held by the Partnership over the sum of the amount of such items determined by the General Partner to be reasonably necessary for the payment of the Partnership's expenses, liabilities and other obligations (whether fixed, contingent, conditional or unmatured), including, but not limited to, the Partnership's indemnification obligations and for the establishment of appropriate reserves for such expenses, liabilities and obligations as may arise, including, without limitation, the maintenance of adequate working capital for the continued conduct of the Partnership's business.

         "AVAILABLE CAPITAL COMMITMENT" shall mean

         "BUSINESS DAY" shall mean any day on which banks in New York City are not required or authorized by law to remain closed.

         "CAPITAL ACCOUNT" shall have the meaning set forth in Section 6.1.

         "CAPITAL COMMITMENT" shall mean the commitment of each Cash Limited Partner and each Employer Limited Partner to contribute capital to the Partnership pursuant to Section 5.1 as set forth in the Partnership Register. The Associated Commitments of the Profits Limited Partners shall be associated on the records of the Partnership with the Capital Commitment of the relevant Employer Limited Partner.

         "CAPITAL CONTRIBUTION" shall mean with respect to a Partner other than a Profits Limited Partner, the amount of capital contributed pursuant to a single Drawdown or the aggregate amount of such contributions, as the context requires, by such Partner to the Partnership pursuant to Section 5.1 and the other provisions of this Agreement.

         "CASH LIMITED PARTNERS" shall have the meaning set forth in Section 3.1(c).

         "CLAIMS" shall have the meaning set forth in Section 10.1(a).

         "CLOSING" shall have the meaning set forth in the Subscription Agreements.

         "CLOSING DATE" shall mean any date on which a Closing occurs.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "CO-INVESTMENT FUNDS" shall have the meaning set forth in Section 1.3.

         "COVERED PERSONS" shall mean (i) the General Partner, the Manager and the Key Employees; (ii) each of the respective Affiliates of each Person identified in clause (i) of this definition; and (iii) each Person who is or at any time becomes a shareholder, officer, director, employee, partner, member, manager, consultant or agent of any of the Persons identified in clause (i) or clause (ii) of this definition.

         "DAMAGES" shall have the meaning set forth in Section 10.1(a).

         "DEFAULTED COMMITMENT" shall have the meaning set forth in Section 5.3(a).

         "DEFAULTING CASH LIMITED PARTNER" shall have the meaning set forth in
Section 5.3(a).

         "DEFAULTING PROFITS LIMITED PARTNER" shall have the meaning set forth in Section 5.3(b).

         "DISABLING CONDUCT" shall mean, with respect to any Person, fraud, willful misfeasance, gross negligence or reckless disregard, in each case, of such Person's duties to the Partnership. Notwithstanding the provisions of
Section 16.7 hereof, "gross negligence" shall have the meaning given such term under the laws of the State of Delaware.

         "DISTRIBUTABLE CASH" shall mean, for each Period and each Partner, the excess of (i) the sum of cash receipts of all kinds, over (ii) cash disbursements or reserves for expenses, liabilities or obligations of the Partnership or amounts retained by the Partnership to be reinvested pursuant to
Section 4.1(b).

         "DRAWDOWN NOTICE" shall have the meaning set forth in Section
5.1(b)(i).

         "DRAWDOWNS" shall mean the Capital Contributions made to the Partnership pursuant to Section 5.1 from time to time by the Partners pursuant to Drawdown Notices.

         "EMPLOYER LIMITED PARTNERS" shall have the meaning set forth in Section 3.1(a).

         "EXCUSED LIMITED PARTNER" shall mean, with respect to any Portfolio Investment, any Limited Partner that, pursuant to Section 5.2, is excused from making a Capital Contribution or Associated Contribution, as the case may be, in respect thereof.

         "EXERCISING PARTNER" shall have the meaning set forth in Section
5.3(a).

         "FISCAL YEAR" shall mean the fiscal year of the Partnership, as determined pursuant to Section 1.5.

         "FORFEITED DISTRIBUTIONS" shall have the meaning set forth in Section 5.3(a).

         "GENERAL PARTNER" shall mean MMC GP III, Inc., a Delaware corporation, and any additional or successor general partner of the Partnership in its capacity as a general partner of the Partnership, as such entity may be affected by the provisions of Section 2.7.

         "GOVERNMENTAL AUTHORITY" shall mean any United States federal, state or local, or any Cayman Islands or other non-U.S. court, arbitrator or governmental agency, authority, commission, instrumentality or administrative or regulatory body.

         "INITIAL AGREEMENT" shall have the meaning set forth in the initial paragraph of this Agreement.

         "INITIAL CLOSING" shall mean the first Closing under which Limited Partners have acquired interests in the Partnership pursuant to the Subscription Agreements.

         "INITIAL LIMITED PARTNER" shall mean David J. Wermuth, in such capacity as the initial limited partner of the Partnership.

         "INSTITUTIONAL FUND AGREEMENT" shall mean the Amended and Restated Limited Partnership Agreement, as amended from time to time, of the Institutional Fund.

         "INSTITUTIONAL FUND" shall have the meaning set forth in Section 1.3.

         "INVESTMENT ADVISERS ACT" shall mean the United States Investment Advisers Act of 1940, as amended from time to time, and any successor statute thereto.

         "INVESTMENT COMPANY ACT" shall mean the United States Investment Company Act of 1940, as amended from time to time, and any successor statute thereto.

         "INVESTMENT COMPANY" shall mean any Person that comes within the definition of "investment company" contained in the Investment Company Act.

         "KEY EMPLOYEES" shall mean the following key employees of the Manager:
Charles A. Davis, Meryl D. Hartzband and Garrett M. Moran; PROVIDED, that the provisions of this Agreement expressly governing the Key Employees shall not apply to any aforementioned individual in such individual's capacity as a Key Employee after such individual has ceased to provide services as described in
Section 2.4(e) of the limited partnership agreement of the Institutional Fund.

         "LIMITED PARTNERS" shall have the meaning set forth in Section 1.1(a), shall mean the Cash Limited Partners, any Employer Limited Partners and the Profits Limited Partners and all other Partners admitted (excluding, without limitation, all Persons that cease to be Partners in accordance with the terms hereof), from time to time, as limited partners of the Partnership in accordance with the provisions of this Agreement and as set forth in the Partnership Register, and shall include without limitation such Partner's successors and permitted assigns.

         "MMC CAPITAL CAUSE DETERMINATION" shall mean, with respect to any Limited Partner, a determination (made in a reasonable manner) by the General Partner (in the case of a Cash Limited Partner) or the relevant Employer Limited Partner (in the case of a Profits Limited Partner) that such Limited Partner has committed one or more acts involving gross negligence or willful misconduct.

         "MMC CAPITAL PLAN" shall mean the SecondAmended and Restated MMC Capital Inc. Deferred Compensation and Profits Limited Partnership Plan effective as of November 17, 2003.

         "MAJORITY IN INTEREST" shall mean Partners who, at the time in question, have Capital Account balances having values equal to more than 50% of the aggregate Capital Account balances of all the Cash Limited Partners who are not Defaulting Cash Limited Partners and all Profits Limited Partners who are not Defaulting Profits Limited Partners.

         "MANAGER" shall mean MMC Capital, Inc., a Delaware corporation, or any successor thereto.

         "MATERIAL ADVERSE EFFECT" shall mean, as applicable, (A) a violation of a statute, rule or governmental administrative policy applicable to a Partner regulation of a Governmental Authority which could a material adverse effect on a Portfolio Company or any Affiliate thereof or on the Partnership, the General Partner, the Manager or any of their respective Affiliates or on any Partner or any Affiliate of any such Partner, or (B) an occurrence which could subject a Portfolio Company or Affiliate thereof or the Partnership, the General Partner, the Manager or any of their respective Affiliates or any Partner or any Affiliate of any such Partner to any material tax or material regulatory requirement to which it would not otherwise be subject, or which could materially increase any such material tax or material regulatory requirement beyond what it would otherwise have been.

         "MMC" shall mean Marsh & McLennan Companies, Inc., a Delaware corporation, and any successors thereto, and, as the context requires, its subsidiaries and other Affiliates, including Marsh Inc., Mercer Inc. and Putnam Investments LLC.

         "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

         "ORGANIZATIONAL EXPENSES" shall mean all costs and expenses that, in the sole judgment of the General Partner, are incurred in, or are incidental to, the formation and organization of, and sale of interests in, the Partnership, including, without limitation, out-of-pocket legal, accounting, printing, consultation, travel, administrative and filing fees and expenses, but only those expenses that the General Partner has determined, in its sole discretion, are properly borne by the Partnership.

         "PARTNERS" shall have the meaning set forth in Section 1.1(a).

         "PARTNERSHIP" shall have the meaning set forth in the initial paragraph of this Agreement.

         "PARTNERSHIP EXPENSES" shall mean the Partnership's pro rata share, based on the capital commitments of each of the Co-Investment Funds, of the expenses incurred in the operation of the Co-Investment Funds.

         "PARTNERSHIP LAW" shall mean the Exempted Limited Partnership Law (2003 Revision) of the Cayman Islands, as amended, and any successor to such statute.

         "PARTNERSHIP REGISTER" shall have the meaning set forth in Section 1.1(b).

         "PERIOD" shall mean, for the first period, the period commencing on the date of this Agreement and ending on the next Adjustment Date. All succeeding Periods shall commence on the calendar day after an Adjustment Date and end on the next Adjustment Date.

         "PERSON" shall mean any individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

         "PORTFOLIO COMPANY" shall mean an entity in which a Portfolio Investment is made by the Partnership directly or through one or more intermediate entities of the Partnership.

         "PORTFOLIO INVESTMENT" shall mean any debt or equity (or debt with equity) investment (including, without limitation, Temporary Investments and bridge financings) made by the Partnership.

         "POWER OF ATTORNEY" shall mean, with respect to any Limited Partner, the Power of Attorney executed by such Partner substantially in the form attached to the Subscription Agreements.

         "PRIME RATE" shall mean the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York City as its prime rate.

         "PROCEEDING" shall have the meaning set forth in Section 10.1(a).

         "PROFITS LIMITED PARTNERS" shall have the meaning set forth in Section 3.1(b).

         "REMAINING ASSOCIATED COMMITMENT" shall mean, in respect of any Profits Limited Partner, the amount of the Employer Limited Partner's Capital Commitment associated with such Profits Limited Partner, determined at any date, which has not been contributed as an Associated Contribution, as adjusted as contemplated hereby.

         "REMAINING CAPITAL COMMITMENT" shall mean, in respect of any Partner, the amount of such Partner's Capital Commitment, determined at any date, which has not been contributed as a Capital Contribution, as adjusted as contemplated hereby.

         "RETIREMENT" shall have the meaning ascribed to such term in the MMC Benefits Program.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and any successor statute thereto, and the rules and regulations of the United States Securities and Exchange Commission promulgated thereunder.

         "SECURITIES" shall mean shares of capital stock, partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures and other securities and equity interests of whatever kind of any Person, whether readily marketable or not.

         "SHARING PERCENTAGE" shall mean with respect to any Partner (other than the Employer Limited Partners) and any Portfolio Investment, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of the Capital Contributions of such Partner (or, in the case of a Profits Limited Partner, the Capital Contributions of the Employer Limited Partner associated with such Profits Limited Partner) used to fund the cost of such Portfolio Investment and the denominator of which is the aggregate amount of the Capital Contributions of all of the Partners used to fund the cost of such Portfolio Investment. The Sharing Percentage of each Employer Limited Partner for each Portfolio Investment shall be 0%.

         "SPECIAL INVESTMENT VEHICLE" shall have the meaning ascribed to it in the Institutional Fund Agreement.

         "STATEMENT" shall have the meaning set forth in Section 1.4.

         "SUBSCRIPTION AGREEMENTS" shall mean the several Subscription Agreements entered into by the respective Limited Partners in connection with their purchase of limited partner interests in the Partnership.

         "SUBSTITUTE LIMITED PARTNER" shall have the meaning set forth in
Section 11.1(e).

         "TEMPORARY INVESTMENT" shall mean investments in (A) cash equivalents,
(B) marketable direct obligations issued or unconditionally guaranteed by the United States of America, or issued by any agency thereof, maturing within one year from the date of acquisition thereof, (C) money market instruments, commercial paper or other short-term debt obligations having at the date of purchase by the Partnership the highest or second highest rating obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc. or their successors, (D) money market mutual funds managed by Putnam Investments, Inc. or a subsidiary thereof, (E) interest bearing accounts and/or certificates of deposit maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia, each having at the date of acquisition by the Partnership undivided capital and surplus in excess of $100 million, combined capital and surplus of not less than $100,000,000, (F) overnight repurchase agreements with primary Fed dealers collateralized by direct U.S. Government obligations or (G) pooled investment vehicles or accounts which invest only in Securities or instruments of the type described in (a) through (d). If there exists any uncertainty as to whether any investment by the Partnership constitutes a Temporary Investment or a Portfolio Investment, such investment shall be deemed a Temporary Investment unless the General Partner determines in its sole discretion that such investment is a Portfolio Investment.

         "TERM" shall have the meaning set forth in Section 1.4.

         "TIER 1 CASH LIMITED PARTNER" shall mean a Limited Partner who is a present or former Key Employee, or estate planning vehicle thereof or any successor or Transferee (other than an Employer Limited Partner or the General Partner) with respect to the Cash Limited Partner Interest of such present or former Key Employee.

         "TIER 1 LIMITED PARTNER" shall mean a Limited Partner that is a Tier 1 Cash Limited Partner or a Tier 1 Profits Limited Partner.

         "TIER 1 PROFITS LIMITED PARTNER" shall mean a Limited Partner who is a present or former Key Employee, or any successor or Transferee (other than an Employer Limited Partner or the General Partner) with respect to the Profits Limited Partner interest of such present or former Key Employee.

         "TOTAL DISABILITY" shall have the meaning ascribed to such term in the MMC Benefits Program.

         "TRANSFER" shall have the meaning set forth in Section 11.1(a).

         "TRANSFEREE" shall have the meaning set forth in Section 11.1(b).

         "TRANSFEROR" shall have the meaning set forth in Section 11.1(b).

         "TREASURY REGULATIONS" shall mean the Regulations of the Treasury Department of the United States issued pursuant to the Code.

         "VALUE" shall have the meaning set forth in Section 8.4.

                                   SECTION 15

                          AMENDMENTS; POWER OF ATTORNEY

         15.1 AMENDMENTS. Any modifications or amendments duly adopted in accordance with the terms of this Agreement may be executed in accordance with
Section 15.2. The terms and provisions of this Agreement may be modified or amended at any time and from time to time with the written consent of (A) the General Partner and (B) a Majority in Interest; PROVIDED, HOWEVER, that without the consent of the Limited Partners, the General Partner:

                  (i) may amend the Partnership Register from time to time as provided in Section 1.1(b);

                  (ii) may enter into agreements with Persons who are Transferees of the interests in the Partnership of Limited Partners, pursuant to the terms of this Agreement, providing that such Transferees will be bound by this Agreement and will become Substitute Limited Partners in the Partnership;

                  (iii) may amend this Agreement as may be required to implement
         (A) Transfers of interests of Limited Partners as contemplated by
         Section 11.1, (B) the admission of any Substitute Limited Partner or any Additional Limited Partner, and any related changes in Capital Commitments, as contemplated by Section 11.1 or 11.2, (C) any changes in the Partnership Register due to a Cash Limited Partner Default or Profits Limited Partner Default, (D) the conversion, Transfer or merger of all or any part of its interest as general partner of the Partnership as contemplated by Section 2.7, or (E) a reorganization of the Partnership as contemplated by Section 13.6;

                  (iv) may amend this Agreement (A) to satisfy any requirements, conditions, rulings, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Securities and Exchange Commission, the Internal Revenue Service or any other U.S. federal or state or non-U.S. agency, or in any U.S. federal or state or non-U.S. statute, compliance with which the General Partner deems to be in the best interests of the Partnership, and (B) to change the name of the Partnership, so long as any such amendment under this clause (iv) does not materially and adversely affect the interests of the Limited Partners under this Agreement;

                  (v) may amend this Agreement in accordance with Section 5.7 and/or 15.2; and

                  (vi) may amend this Agreement to cure any ambiguity or correct or supplement any provision hereof that may be incomplete or inconsistent with any other provision hereof so long as such amendment under this clause (vi) does not materially and adversely affect the interests of the Limited Partners;

and PROVIDED FURTHER, that, notwithstanding the foregoing, no amendment of this Agreement shall

                           (1) materially increase any financial obligation or
                  liability of a Limited Partner or reduce the economic rights of a Limited Partner beyond that set forth herein or permitted hereby without such Limited Partner's consent,

                           (2) materially and adversely affect the rights of a
                  Limited Partner in a manner which discriminates against such Limited Partner vis-a-vis other Limited Partners without the consent of such Limited Partner,

                           (3) change the provisions of Section 3.2, Section
                  13.1, Section 13.2, Section 13.3, Section 13.4, or this
                  Section 15.1 without the consent of a Majority in Interest,

                           (4) change the definition of "Majority in Interest"
                  in Section 14.1 without the consent of a Majority in Interest, or

                           (5) modify or amend any defined term, if such
                  modification or amendments will have a material and adverse effect on the substantive rights of the Limited Partners provided for in such section.

         15.2 POWER OF ATTORNEY. Each Limited Partner does hereby irrevocably constitute and appoint the General Partner with full power of substitution, the true and lawful attorney-in-fact and agent of such Limited Partner, to take or cause to be taken, or omit or cause to be omitted, any and all actions should the General Partner, in its sole discretion, deem such actions or omissions to be necessary, advisable, appropriate, proper, convenient or incidental to, or for the furtherance of the purposes of, the Partnership, PROVIDED that such actions or omissions do not materially and adversely affect the interests of the Limited Partners at the time of such action or omission; including, without limitation, the power and authority to execute, acknowledge, verify, swear to, deliver, record and file, in its or its assignee's name, place and stead, all agreements, instruments, documents and certificates (i) which may from time to time be required by the laws of the United States of America, the Cayman Islands, any other jurisdiction in which the Partnership conducts or plans to conduct business, or any political subdivision or agency thereof, to effectuate, implement and continue the valid existence and business of the Partnership, or (ii) which the General Partner deems to be necessary, advisable, appropriate, proper, convenient or incidental to, or for the furtherance of the purposes of, the Partnership, including, without limitation, the power and authority to execute, verify, swear to, acknowledge, deliver, record and file:

                  (a) all certificates and other instruments, including, without limitation, this Agreement, and any amendments thereto or to the Statement, which the General Partner deems appropriate to (i) form, qualify or continue the Partnership as an exempted limited partnership (or a partnership in which the limited partners have limited liability) in the Cayman Islands and all other jurisdictions in which the Partnership has an office or conducts or plans to conduct business, and
         (ii) admit such Person as a Limited Partner in the Partnership;

                  (b) all instruments which the General Partner deems appropriate to reflect or effect any amendment to this Agreement or the Statement (i) to reflect or effect Transfers of interests of Limited Partners, the admission of Substitute Limited Partners or Additional Limited Partners, or the increase of Capital Commitments pursuant to
         Section 11, (ii) to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the United States Securities and Exchange Commission, the United States Internal Revenue Service or any other Governmental Authority, or in any United States federal or state or local or any Cayman Islands or other non-U.S. statute, compliance with which it deems to be in the best interests of the Partnership, (iii) to change the name of the Partnership or reflect or effect a reorganization of the Partnership, as contemplated by Section 13.6, (iv) to reflect or effect the conversion of the General Partner to, or the merger of the General Partner with and into, a limited partnership, limited liability company or other entity, or the Transfer of its interest in the Partnership to a limited partnership, limited liability company or other entity, as contemplated by Section 2.7, and (v) to cure any ambiguity or correct or supplement any provision contained in this Agreement that may be incomplete or inconsistent with any other provision contained in this Agreement so long as such amendment under this clause (v) does not adversely affect the interests of the Limited Partners;

                  (c) all conveyances and other instruments which the General Partner deems appropriate to reflect and effect the dissolution and termination of the Partnership pursuant to the terms of this Agreement, including, without limitation, the filing of a notice of dissolution as provided for in Section 13;

                  (d) all instruments relating to (i) Transfers of interests in the Partnership, or the admission of Substitute Limited Partners or Additional Limited Partners pursuant to Section 11.1, (ii) the treatment of a Defaulting Cash Limited Partner, a Defaulting Profits Limited Partner, or an Excused Limited Partner, or a Limited Partner whose participation in an investment is excused, limited or discontinued pursuant to Section 5.2 or (iii) any change in the Capital Commitment of any Limited Partner, all in accordance with the terms of this Agreement;

                  (e) all amendments to this Agreement duly adopted in accordance with Section 15.1;

                  (f) certificates of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the Cayman Islands and any other jurisdiction in which the Partnership has an office or conducts or plans to conduct business;

                  (g) any other instruments determined by the General Partner to be necessary or appropriate in connection with the proper conduct of the business of the Partnership and which do not adversely affect the interests of the Limited Partners; and

                  (h) all certificates, conveyances and other instruments which the General Partner deems necessary, appropriate, convenient or desirable (i) to form, qualify or continue, or to admit such Limited Partner as a limited partner of, or to change capital commitments with respect to, any Special Investment Vehicle, or (ii) otherwise in connection with such Special Investment Vehicle to the same extent as provided with respect to the Partnership in this Section 15.2, PROVIDED, that such action does not materially and adversely affect the interests of such Limited Partner at the time of such action.

Such attorney-in-fact and agent shall not, however, have the right, power or authority to amend or modify this Agreement when acting in such capacities, except to the extent authorized herein. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal. This power of attorney shall be deemed to be coupled with an interest, shall be irrevocable, shall survive and not be affected by the dissolution, bankruptcy or legal disability of any Limited Partner and shall extend to such Limited Partner's successors and assigns. This power of attorney may be exercised by such attorney-in-fact and agent for all Limited Partners (or any of them) by a single signature of the General Partner acting as attorney-in-fact with or without listing all of the Limited Partners executing an instrument. Any person dealing with the Partnership may conclusively presume and rely upon the fact that any instrument referred to above, executed by such attorney-in-fact and agent, is authorized, regular and binding, without further inquiry. If required, each Limited Partner shall execute and deliver to the General

Partner, within five Business Days after receipt of a request therefor, such further designations, powers of attorney or other instruments as the General Partner shall reasonably deem necessary for the purposes hereof. The foregoing power of attorney as in effect at the time of any reorganization of the Partnership pursuant to Section 13.6 shall thereafter continue in full force and effect, and shall apply to the limited partnership, limited liability company or other entity that becomes the successor to the Partnership pursuant to such reorganization. The foregoing power of attorney as in effect at the time of the conversion of, Transfer by, or merger of the General Partner pursuant to Section
2.7 shall, thereafter continue in full force and effect and shall apply to the limited partnership, limited liability company, or other entity that becomes the successor to the General Partner pursuant to such conversion, Transfer or merger.

         15.3 FURTHER ACTIONS OF THE LIMITED PARTNERS. Each Limited Partner shall execute and deliver such other certificates, agreements and documents, and take such other actions, as may reasonably be requested by the General Partner in connection with the formation of the Partnership and the achievement of its purposes and not inconsistent with the terms and provisions of this Agreement, including, without limitation, (A) any documents that the General Partner deems necessary or appropriate to form, qualify or continue the Partnership as a limited partnership in all jurisdictions in which the Partnership conducts or plans to conduct business and (B) all such agreements, certificates, tax statements and other documents as may be required to be filed in respect of the Partnership.

                                   SECTION 16

                            MISCELLANEOUS PROVISIONS

         16.1 NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be transmitted by (A) registered or certified mail, return receipt requested, postage prepaid, (B) hand delivery service prepaid, (C) next day or overnight mail or delivery, in each case postage or service prepaid, (d) email (and, in the case of a Partner who is no longer an employee of the Manager, confirmed by phone, fax or return email) or (E) telecopy or facsimile, confirmed by telephone or facsimile communication with such individual. All notices to any Partner shall be addressed to such Partner and its trustee (if any) at their respective addresses set forth in the Partnership Register or at such other address as such Partner may have designated by notice in writing. Any Partner, other than the General Partner, may designate a new address by written notice to that effect given to the General Partner. The General Partner may designate a new address by written notice to that effect given to all of the other Partners. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (i) if by email, on the day immediately following the day upon which such email was transmitted, (ii) if by personal delivery, on the day after such delivery, (iii) if by certified or registered mail, on the fifth business day after the mailing thereof, (IV) if by next-day or overnight mail or delivery, one day after the mailing thereof, or (V) if by facsimile, on the day immediately following the day on which such facsimile was sent.

         16.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute a single agreement.

         16.3 TABLE OF CONTENTS AND HEADINGS. The table of contents and the headings of the sections of this Agreement are inserted for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

         16.4 SUCCESSORS AND ASSIGNS. Except as otherwise specifically provided herein, this Agreement shall inure to the benefit of and be binding upon the parties and to their respective heirs, executors, administrators, successors and permitted assigns.

         16.5 SEVERABILITY. Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by applicable law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement. Any default hereunder by a Limited Partner shall not excuse a default by any other Limited Partner.

         16.6 NON-WAIVER. No provision of this Agreement shall be deemed to have been waived except if the giving of such waiver is contained in a written notice given to the party claiming such waiver and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

         16.7 APPLICABLE LAW (SUBMISSION TO JURISDICTION). EXCEPT AS PROVIDED IN THE DEFINITION OF "DISABLING CONDUCT", THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE CAYMAN ISLANDS. The General Partner hereby submits to the nonexclusive jurisdiction of the courts of the Cayman Islands and to the courts of the jurisdiction in which the principal office of the Partnership is located (and, if the principal office is located in the United States, of the federal district court having jurisdiction over the location of the principal office) for the resolution of all matters pertaining to the enforcement and interpretation of this Agreement.

         16.8 CONFIDENTIALITY. Each Limited Partner agrees that it shall not disclose without the prior consent of the General Partner (other than to such Limited Partner's employees, auditors, actuaries, counsel or prospective transferees; PROVIDED, that such

Limited Partner obtain the agreement of such Person to be bound by the obligations of this Section 16.8) any information with respect to the Partnership or the other Co-Investment Funds or any Portfolio Company that is designated by the General Partner to such Limited Partner in writing as confidential, PROVIDED that a Limited Partner may disclose any such information
(A) as has become generally available to the public, (B) as may be required or appropriate in any report, statement or testimony submitted to any Governmental Authority having jurisdiction over such Limited Partner, or to the National Association of Insurance Commissioners or similar organizations and their successors, (C) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (D) to the extent necessary in order to comply with any law, order, regulation, ruling or other governmental request applicable to such Limited Partner, (E) to its professional advisors and
(F) that constitutes United States federal income tax treatment or tax structure of the Partnership (including transactions undertaken by the Partnership) and all materials of any kind (including opinions or other tax analyses) that are provided to such Limited Partner relating to such tax treatment and tax structure, PROVIDED that, subject to the remainder of this Section 16.8 other than Section 16.8(f), prior to the final Closing of the Partnership, Limited Partners may not disclose the name of (or any other similar identifying information, including the names of any employees, affiliates or investments regarding) the Partnership, the General Partner or the Portfolio Investments (other than their status for United States federal income tax purposes), except to their tax advisors or to a regulatory authority as required by law. Notwithstanding anything in this Agreement to the contrary, the General Partner shall have the right to keep confidential any information known by the General Partner as to Portfolio Companies, Portfolio Investments or other aspects of the Partnership's investment activities if and to the extent that the General Partner determines that keeping such information confidential is in the best interests of the Partnership or that the Partnership is required by law or agreement with a third party to keep confidential.

         16.9 SURVIVAL OF CERTAIN PROVISIONS. The obligations of each Partner pursuant to Section 6.11(d) and Section 10 shall survive the termination or expiration of this Agreement and the dissolution, winding up and termination of the Partnership.

         16.10 WAIVER OF PARTITION. Except as may otherwise be provided by law in connection with the winding-up, liquidation and dissolution of the Partnership, each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Partnership's property.

         16.11 ENTIRE AGREEMENT. This Agreement (including, without limitation, all Schedules attached hereto) and the Subscription Agreements, the related Powers of Attorney and any other written agreement between the General Partner or the Partnership and any Limited Partner with respect to the subject matter hereof, shall constitute the entire agreement and understanding among the Partners and between the Partners and the Initial Limited Partner with respect to the subject matter hereof, and shall supersede any prior agreement or understanding among them hereto with respect to the subject matter hereof, PROVIDED that the representations and warranties of the General Partner and the Limited Partners in, and the other provisions of, the Subscription Agreements shall survive the execution and delivery of this Agreement.

         16.12 CURRENCY. The term "dollar" and the symbol "$", wherever used in this Agreement, shall mean the United States dollar.













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

         IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Limited Partnership Agreement of Trident III Professionals Fund, L.P. on the day and year first above written.

                                        GENERAL PARTNER:

                                        MMC GP III, INC.

                                        By:  __________________________________
                                             Name:
                                             Title:

                                        INITIAL LIMITED PARTNER:

                                        SOLELY TO REFLECT THE WITHDRAWAL OF
                                        THE INITIAL LIMITED PARTNER FOR PURPOSES
                                        OF SECTION 1.1:



                                        ------------------------------



                                        LIMITED PARTNERS:

                                        Each of the Limited Partners listed in
                                        the Partnership Register, pursuant to
                                        the power of attorney and authorization

                                        granted by each such Limited Partner to
                                        the General Partner as attorney-in-fact
                                        and agent under the separate Powers of
                                        Attorney, dated various dates:

                                        By:  MMC GP III, INC.


                                             By:  _____________________________
                                                  Name:
                                                  Title:

                                        MANAGER:

                                        SOLELY FOR THE PURPOSE OF ACCEPTING THE
                                        APPOINTMENT CONTAINED IN SECTION 7.

                                        MMC Capital, Inc.

                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:











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